As filed with the Securities and Exchange Commission
                                on April 22, 1999

                            Registration No. 33-19718


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 19

                                       TO

                                    FORM S-6

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              (Exact Name of Trust)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
                (Name, Address and Telephone Number of Depositor)

                     Name and complete address of agent for
                                    service:

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 1999 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485
     |_| 75 days after filing pursuant to paragraph  (a)(ii)
     |_| on pursuant to paragraph (a)(ii) of Rule 485


Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                   Caption in Prospectus

 1 . . . . . . . . .. The Company Separate Account
 2  . . . . . . . . . The Company
 3  . . . . . . . . . The Company
 4  . . . . . . . . . Distribution of Policies
 5  . . . . . . . . . The Separate Account
 6(a) . . . . . . . . Not Applicable
  (b) . . . . . . . . Not Applicable
 9  . . . . . . . . . Legal Proceedings
10  . . . . . . . . . The Policy
11  . . . . . . . . . Ultra Series Fund
12  . . . . . . . . . Ultra Series Fund
13  . . . . . . . . . Charges and Deductions
14  . . . . . . . . . The Policy
15  . . . . . . . . . The Separate Account
16  . . . . . . . . . Policy Values
17  . . . . . . . . . Other Policy Benefits and Provisions
18  . . . . . . . . . The Policy
19  . . . . . . . . . Not Applicable
20  . . . . . . . . . Not Applicable
21  . . . . . . . . . Not Applicable
22  . . . . . . . . . Not Applicable
23  . . . . . . . . . Not Applicable
24  . . . . . . . . . Not Applicable
25  . . . . . . . . . The Company
26  . . . . . . . . . Charges and Deductions
27  . . . . . . . . . The Company
28  . . . . . . . . . The Company, CUNA Mutual Life Insurance Company
                          Directors and Executive Officers
29  . . . . . . . . . The Company
30  . . . . . . . . . The Company
31  . . . . . . . . . Not Applicable
32  . . . . . . . . . Not Applicable
33  . . . . . . . . . Not Applicable
34  . . . . . . . . . Not Applicable
35  . . . . . . . . . Not Applicable
37  . . . . . . . . . Not Applicable
38  . . . . . . . . . Distribution of Policies
39  . . . . . . . . . Distribution of Policies
40  . . . . . . . . . Not Applicable
41(a) . . . . . . . . Distribution of Policies
42. . . . . .  . . . .Not Applicable
43  . . . . . . . . . Not Applicable
44  . . . . . . . . . The Policy
45  . . . . . . . . . Not Applicable
46  . . . . . . . . . Other Policy Benefits and Provisions
47  . . . . . . . . . Not Applicable
48  . . . . . . . . . The Company
49  . . . . . . . . . The Company
50  . . . . . . . . . Not Applicable
51  . . . . . . . . . The Company, The Policy
52  . . . . . . . . . Ultra Series Fund
53  . . . . . . . . . Federal Income Tax Considerations
54  . . . . . . . . . Financial Statements
55  . . . . . . . . . Not Applicable

CUNA MUTUAL LIFE INSURANCE COMPANY                                    PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677-9202
(319) 352-4090        (800) 798-5500                                 MAY 1, 1999
--------------------------------------------------------------------------------

This Prospectus describes the MEMBERS(R) Variable Universal Life Policy ("Policy") an individual flexible premium variable universal life insurance policy issued by CUNA Mutual Life Variable Account ("Separate Account") and CUNA Mutual Life Insurance Company ("Company").

The Company designed the Policy to provide insurance for the entire life of the insured as well as an investment element. The Policy's flexibility allows you to provide for changing insurance needs under a single insurance policy. You, as the owner of a Policy, may make the following choices:

(1)   The amount of insurance you desire.

(2)   The size and frequency of premium payments.

(3) How you want your premiums allocated. You may allocate premiums to one or more of the Subaccounts of the Separate Account which in turn invest in one or more of the following Funds:

         o  Ultra Series Fund
                  o  Capital Appreciation Stock Fund
                  o  Growth and Income Stock Fund
                  o  Balanced Fund
                  o  Bond Fund
                  o  Money Market Fund
                  o  Treasury 2000 Fund

         o  T. Rowe Price International Series, Inc.
                  o  International Stock Portfolio

         o        MFS(R)  Variable  Insurance  TrustSM ("MFS Variable  Insurance
                  Trust")
                  o MFS(R) Global Governments SeriesSM ("MFS Global Governments Series")
                  o  MFS(R)  Emerging Growth SeriesSM ("MFS Emerging Growth
                     Series")

You may also choose to allocate all or a portion of premium to the Interest Bearing Account, an account held in the general account of the Company. The Company guarantees the principal held within the Interest Bearing Account and will pay interest of at least 4% annually. At its discretion, the Company may pay a higher rate.

(4) Which death benefit you desire:
      Option 1 is equal to the Specified Amount (or Face Amount) of your Policy Option 2 is equal to the Specified Amount plus the Accumulated Value of your Policy

It may not be advantageous to replace existing insurance with the Policy described in this Prospectus. In addition, a person who currently owns a flexible premium life insurance policy should compare the benefit and cost of purchasing additional life insurance under the existing policy with the benefits and cost of purchasing the Policy described in this Prospectus. Since the charges imposed upon surrender or Lapse during the first nine policy years will be significant, purchase a Policy only if you have the financial capability to keep it In Force for a substantial period.

Please read this prospectus carefully and keep it for future reference. A current prospectus for the Funds must accompany this prospectus.

Unlike credit union and bank accounts, policy value invested in the Separate Account is not insured. Investment in the Separate Account involves certain risks including loss of purchase payment (principal). Your money will not be deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                            PAGE


SUMMARY OF THE POLICY..........................................................1


Other..........................................................................2


Expenses.......................................................................2


INDEX OF TERMS.................................................................3


THE POLICY.....................................................................5

   PREMIUMS....................................................................5
     Applying for a Policy.....................................................5
     Flexibility of Premiums...................................................5
     Minimum Death Benefit Guarantee...........................................5
     Target Premium............................................................5
     Net Premiums..............................................................5
   PREMIUMS TO PREVENT LAPSE...................................................5
     Grace Period..............................................................5
     Lapse.....................................................................5
     No-Lapse Guarantee........................................................5
     Reinstatement.............................................................6
   ALLOCATION OF NET PREMIUMS..................................................6
     Dollar Cost Averaging.....................................................6
   ULTRA SERIES FUND...........................................................7
   T. ROWE PRICE INTERNATIONAL SERIES, INC.....................................7
   MFS VARIABLE INSURANCE TRUST................................................8
   RESOLVING MATERIAL CONFLICTS................................................8
   INTEREST BEARING ACCOUNT....................................................9
   CHARGES AND DEDUCTIONS......................................................9
     Fund Changes..............................................................9
     State Premium Taxes.......................................................9
     Monthly Deduction.........................................................9
     Mortality and Expense Risk Charge........................................10
     Contingent Deferred Sales and Administrative Charges.....................10
     Transfer Fee.............................................................12
     Federal and State Income Taxes...........................................12
     Duplicate Policy Charge..................................................12
     Change of Specified Amount Charge........................................12
   POLICY VALUES..............................................................12
     Accumulated Value........................................................12
     Cash Value...............................................................13
     Net Cash Value...........................................................13
     Unit Value Guarantee.....................................................13
   POLICY BENEFITS............................................................13
     Death Proceeds...........................................................13
     Minimum Death Benefit Guarantee..........................................14
     Surrender Proceeds.......................................................14
     Maturity Proceeds........................................................15
     Payment of Proceeds/Settlement Options...................................15
   OTHER POLICY BENEFITS AND PROVISIONS.......................................16
     Conditions for Policy Issue..............................................16
     Issue Date...............................................................16
     Owner, Beneficiary.......................................................16
     Incontestability.........................................................17
     Right-to-Examine Period..................................................17
     Policy Loans.............................................................18
     Transfer of Values.......................................................18
     Change of Allocations....................................................19
     Change of Death Benefit Option...........................................19
     Change of Specified Amount...............................................20
     Conversion/Exchange of Policy............................................20
     Transfer of Ownership....................................................21
     Collateral Assignments...................................................21
     Effect of Misstatement of Age or Sex.....................................21
     Suicide..................................................................21
     Dividends................................................................21
     Suspension of Payments...................................................22
     Accelerated Benefit Option...............................................22
   RIDERS.....................................................................23
     Children's Insurance.....................................................23
     Guaranteed Insurability..................................................23
     Accidental Death Benefit.................................................23
     Automatic Increase.......................................................23
     Other Insured............................................................23
     Term Insurance...........................................................23
     Disability Waiver of Monthly Deductions..................................23
     Waiver of Premium and Monthly Deduction Disability Benefit...............23
     Executive Benefits Plan Endorsement......................................24

THE COMPANY...................................................................24


THE SEPARATE ACCOUNT..........................................................24


FEDERAL INCOME TAX CONSIDERATIONS.............................................25

   TAX STATUS OF THE POLICY...................................................25
   TAX TREATMENT OF POLICY BENEFITS...........................................26
   SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS.........................27
   BUSINESS USES OF THE POLICY................................................27
   POSSIBLE TAX LAW CHANGES...................................................27
   THE COMPANY'S TAXES........................................................27

CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS...........27


ADDITIONAL INFORMATION........................................................29

   STATE REGULATION...........................................................29
   LEGAL PROCEEDINGS..........................................................29
   INDEPENDENT AUDITORS.......................................................30
   ACTUARIAL MATTERS..........................................................30
   REGISTRATION STATEMENT.....................................................30
   PREPARING FOR YEAR 2000....................................................30
   DISTRIBUTION OF POLICIES...................................................30
   UNISEX POLICIES............................................................30

FINANCIAL STATEMENTS..........................................................31


APPENDIX A ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS..................69


APPENDIX B  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
  SPECIFIED AMOUNT............................................................79


APPENDIX C  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF
  SPECIFIED AMOUNT UNISEX.....................................................81


APPENDIX D DEATH BENEFIT RATIO................................................82

                              SUMMARY OF THE POLICY

You should read the following summary of the Policy in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is In Force, and there is no outstanding Policy loan.

The Owner has flexibility, within limitations, to determine the frequency and amount of premiums. (See Premiums - Flexibility of Premiums). The Policy does not require the Owner to follow a fixed premium payment schedule. The Company does not guarantee the amount and/or duration of the life insurance coverage and value of the Policy, and the value may increase or decrease to reflect the investment performance of the applicable Subaccounts. Accordingly, the Owner bears the investment risk of any decrease, but reaps the benefit of any increase in the value of the underlying assets.

As long as the Policy remains In Force, the Policy will provide for death proceeds payable to the Beneficiary upon the Insured's death, Accumulated Value, surrender rights, and Policy loan privileges. The Policy will remain In Force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy, otherwise, after a grace period, the Policy will Lapse without value. (See Premiums to Prevent Lapse, Grace Period, Lapse, No-Lapse Guarantee, and Reinstatement). However, the Company guarantees that the Policy will remain In Force during the first three Policy Years as long as you meet certain requirements related to the required minimum premium during those years. If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See Tax Status of the Policy). The minimum Specified Amount for which the Company normally will issue a Policy is $50,000 ($10,000 for Issue Ages 65 and over).

Purpose of the Policy. The Policy is designed to provide lifetime insurance benefits and long-term investment of Accumulated Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as his or her needs for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

Cancellation Privilege. For a limited time after the Policy is issued, the Owner may cancel the Policy and receive a refund. This refund will equal Accumulated Value on the date the Company receives the returned Policy, plus any charges the Company deducted, minus any Policy Indebtedness. A refund will equal the exact amount of premiums paid if required by applicable state law. (See Other Policy Benefits and Provisions - Right-to-Examine Period).

Premiums. The policy requires an initial premium. After the initial premium, the Owner may select an annual premium plan, and pay premiums in accordance with a schedule. The Owner may vary the amount and frequency and skip planned annual payments. (See Premiums - Flexibility of Premiums).

The initial premium and the minimum premium depend on the Insured's age, sex, and risk class, Specified Amount selected, and any supplemental riders. You may pay premiums after the initial premium at any time while the Policy is In Force, within limits. (See Premiums - Flexibility of Premiums). You may then allocate your Net Premiums to the Subaccounts and the Interest Bearing Account.

Charges and Expenses

State Taxes. The Company deducts a charge from premium payments to cover state taxes. The charge deducted is equal to the actual amount of Premium Tax (or tax in lieu of Premium Tax) in the Owner's state of residence. (See Charges and Deductions - State Premium Taxes).

Monthly Deductions. The Monthly Deductions are deducted from Net Cash Value (or, in limited circumstances, the Deferred Charges Account) on each Monthly Day. The Monthly Deductions equal the sum of

         (1) a cost of insurance charge,
         (2) the cost of additional insurance riders and benefits, if any,
         (3) a policy fee of $3 per month for Policies with Issue Ages 0-19 and $6 per month for all remaining Policies, and
         (4) an administrative fee which equals $.45 per thousand dollars of Specified Amount per year.

The administrative fee is assessed only during the first 10 Policy years, or on an increase in Specified Amount, during the first 10 years after the increase. (See Charges and Deductions - Monthly Deduction).

Daily Charges. The Company assesses mortality and expense risk charges against net assets (whether held in the Subaccounts and/or Interest Bearing Account) equal on an annual basis, to .9% of the average daily net assets. (See Charges and Deductions Mortality and Expense Risk Charge).

Fund Expenses. The Fund prospectuses describe the Fund expenses in detail. The table below summarizes the annual Fund expenses (as a percentage of average net assets) for the year ended December 31, 1998.


                                                        Management                Other           Total Annual Fund
                                                           Fees                 Expenses              Expenses

         ----------------------------------------- ---------------------- ---------------------- --------------------
         Capital Appreciation Stock Fund                    0.80%                  0.01%                 0.81%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         Growth and Income Stock Fund                       0.60%                  0.01%                 0.61%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         Balanced Fund                                      0.70%                  0.01%                 0.71%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         Bond Fund                                          0.55%                  0.01%                 0.56%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         Money Market Fund                                  0.45%                  0.01%                 0.46%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         Treasury 2000                                      0.45%                  0.00%                 0.45%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         International Stock Portfolio(1)                      1.05%                  0.00%                 1.05%
         ----------------------------------------- ---------------------- ---------------------- --------------------

         MFS Global Governments Series                      0.75%                     0.36%(2)(3)           1.11%
         ----------------------------------------- ---------------------- ---------------------- --------------------
         MFS Emerging Growth Series                         0.75%                     0.10%(2)              0.85%
         ----------------------------------------- ---------------------- ---------------------- --------------------

         (1)  Management fees include operating expenses.

         (2) These Funds have an expense offset arrangement which reduces the Funds' custodian fee based upon the amount of cash maintained by the Funds with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Funds' expenses). Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund.

         (3) The annual expenses listed for the MFS Global Governments Series are gross of certain reimbursements by its investment adviser. The investment adviser has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the Global Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. See "Information Concerning Shares of The Series - Expenses" in the prospectus of the MFS Global Governments Series.


Partial Surrender Charge. On each partial surrender, the Company assesses a charge equal to the lesser of $25 or 2% of the amount surrendered.

Contingent Deferred Charges. The Company assesses contingent deferred sales and administrative charges upon full surrender of Policy during the first 10 Policy years. The charges vary by the age of Insured at issue, sex, and smoking status. In no instance will the charges exceed 30% of the lesser of premiums paid or the guideline annual premium of the Policy. (See Charges and Deductions - Contingent Deferred Sales and Administrative Charges; and Appendix B).

Transfer Fee. After the fourth transfer in a Policy year, an Owner is charged $20 per transfer for Accumulated Value transferred between and among the Subaccounts and the Interest Bearing Account. (See Charges and Deductions - Transfer Fee).

Change of Specified Amount Charge. The Company will assess a $50 charge for each change of Specified Amount after the first request in a Policy year. (See Other Policy Benefits and Provisions - Change of Specified Amount).

Policy Benefits. Two death benefit options are available under the Policy: a level death benefit ("Option 1") and a death benefit that may increase or decrease ("Option 2"). (See Death Benefit Options page 13). The Owner may change the death benefit option and the Specified Amount. Death Proceeds are available as a lump sum or under a variety of settlement options. (See Policy Benefits - Death Proceeds). Supplemental benefits and/or riders are available. (See Other Policy Benefits and Provisions).

The Owner may surrender the Policy in full at any time. Declining contingent deferred sales and administrative charges are deducted from the proceeds in the event of a full surrender during the first ten Policy years. (See Surrender Proceeds - Policy Surrender).

Within limits, the Owner may also make a partial surrender from the Policy and obtain a Policy loan. The Owner may make a partial surrender so long as the Specified Amount remaining is not less than $40,000 ($8,000 if Issue Age is 65 and over). The Company will assess a charge on each partial surrender. (See Surrender Proceeds - Partial Surrender). Loans may be taken from amounts up to 80% (90% for Virginia residents) of Cash Value, at an 8% interest rate compounded annually. (See Other Policy Benefits and Provisions - Policy Loans).

Transfer of Values. The Owner may transfer Accumulated Value between and among the Subaccounts and the Interest Bearing Account. The Owner may make four transfers a year without charge. (See Other Policy Benefits and Provisions - Transfer of Values).

The Separate Account. The Separate Account consists of nine Subaccounts. Each Subaccount invests in the corresponding portfolio or series of Ultra Series Fund, T. Rowe Price International Series, Inc., and the MFS Variable Insurance Trust.

The Interest Bearing Account. As an alternative to the Separate Account, the Owner may allocate or transfer all or a portion of the Accumulated Value to the Interest Bearing Account, which guarantees a specified minimum rate of return. (See Interest Bearing Account).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

Tax Considerations. The Company intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums made in relation to the Death Benefit provided under the Policy. The Company will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Considerations."

Conversion/Exchange Right. At any time within 24 months after the Issue Date, the Owner may exchange the Policy for a policy of permanent fixed benefit insurance or for any other policy that the Company may agree to issue on the life of the Insured. The Owner also may transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new policy. (See Other Policy Benefits and Provisions - Conversions/Exchange Privilege).

Owner Inquiries. If you have questions, you may write or call the Company at 2000 Heritage Way, Waverly, Iowa 50677-9202, 1-800-798-5500.

                                 INDEX OF TERMS

We have tried to use simple, clear language as much as possible in this prospectus. However, the very nature of the contract requires certain technical words or terms. We have described those terms throughout the prospectus. In addition, the following is a brief explanation of some of the terms used in the Policy.


Accumulated Value. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.


Age. The number of completed years from the Insured's date of birth.


Attained Age. Age of the Insured on the most recent Policy Anniversary.


Beneficiary.  Person  or  entity  named  to  receive  all or part  of the  Death
Proceeds.


Cash Value.  Accumulated Value minus Deferred Charges, but not less than zero.


CUNA  Mutual  Group.  CUNA  Mutual  Insurance  Society,   its  subsidiaries  and
affiliates, including the Company.


Death Benefit Ratio. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.


Death Proceeds. Amount to be paid if the Insured dies while the Policy is In Force.


Face Amount. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.


Fund. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust.


Home Office. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202


In Force. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.


Indebtedness. Policy loans plus accrued interest on the loans.


Insured. Person whose life is insured under the Policy.


Issue Age. Age of Insured at the time the Policy was issued.


Issue Date. The date from which Policy Anniversaries, Policy years, and Policy months are determined.


Lapse. Condition when the Insured's life is no longer insured under the Policy.


Loan Account. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.


Monthly Day. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.


Net Asset Value. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.


Net Premiums. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).


Owner (you, your). The Owner as named in the application. The Owner may be other than the Insured.


Policy Anniversary. Same day and month as the Issue Date for each year the Policy remains In Force.


Portfolio Maturity. Day upon which the Stripped Treasury Securities in a Treasury Series become payable.


Premium Tax. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.


Record Date. The date the Company records the Policy on its books as an In Force Policy.


Separate Account. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.


Specified Amount. The amount chosen by the Owner which is used to determine the Face Amount.


Target Premium. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.


Unit Value. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.


Valuation Day. Any day the New York Stock Exchange is open for business, except the following Company holidays: (1) Thanksgiving Day; (2) Christmas Day; (3) New Year's Day; and (4) Independence Day, the day itself if those days fall Monday through Friday, the day immediately preceding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday; and (5) any day that a Subaccount's corresponding Fund does not value its shares. Federal securities regulations will be followed in case of an emergency which makes valuation extremely difficult, for example, fire, blizzard or tornado.


Valuation Period. The period commencing at the close of the New York Stock Exchange (currently 3:00 p.m. Central Standard Time) of one Valuation Day and continuing to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, of the next succeeding Valuation Day.


                                   THE POLICY

Premiums

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized representative. You must also pay an initial premium as further described below. You must pay the Initial Premium during the lifetime of the Insured, on or before the Issue Date. All premiums after the Initial Premium must be paid to the Home Office.

Flexibility of Premiums. The Policy provides for a planned annual premium determined by the Owner. The Owner is not required to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

The initial premium must be at least equal to one-twelfth (1/12th) of the minimum premium.

The minimum premium is the minimum annual amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect for that time. The specifications page of the Policy will indicate the minimum premium.

The Company reserves the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, the Company will only accept that portion of the premium which would make total premiums equal the maximum. The Company will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

The Company reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the premium.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date, the Policy will not Lapse during those years. (See Policy Benefits - Minimum Death Benefit Guarantee.)

Target Premium. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.

Net Premiums. Net Premiums are premiums paid less any charge for state Premium Taxes (or taxes in lieu of Premium Taxes). The amount of this deduction varies by amount of premium and by state of residence of the Owner. (See Charges And Deductions - State Premium Taxes.)

Premiums to Prevent Lapse

Grace Period. If the Net Cash Value on any Monthly Day is less than the amount needed to pay the Monthly Deduction, and the no-lapse guarantee or minimum death benefit guarantee is not in effect, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed. To avoid the Policy lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

Lapse. If the premium due is not paid during the grace period, the Policy will Lapse without value. If the Insured dies during the grace period, the overdue charges will be deducted from the Death Proceeds.

No-Lapse Guarantee. If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.



In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account, will be used to pay the Monthly Deduction. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.) Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted. (See Charges And Deductions - Monthly Deduction.)



Reinstatement. The Owner may ask to have a Lapsed Policy reinstated. The Company will make reinstatement based upon the original terms of the Policy if the following conditions are met:

     o the Owner requests the Company to reinstate the Policy within five years after the end of the grace period;

     o    the request is in writing;

     o satisfactory evidence of insurability is provided to the Company (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy);

     o payment of an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses,

     o the Owner pays the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective; and


     o if Lapse occurs during the twelve months following the Issue or an Increase, the Owner pays an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on date of reinstatement computed as if the Lapse had not occurred


The reinstatement will become effective immediately upon the Company's approval of the reinstatement. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on date of Lapse or Deferred Charges on date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.

Allocation of Net Premiums

All Net Premiums are allocated among the Subaccounts and the Interest Bearing Account. The Owner determines what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. Any allocation to a Subaccount or the Interest Bearing Account must be at least 5% of amount applied and only whole percentages are permitted.

Allocation of initial premium payments will be handled as follows:

If the initial premium is received before the Record Date, it is held in the Company's general account. If a Policy is subsequently issued, interest is credited on the net initial premium (initial premium less charge for State Premium Tax) at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit interest at a rate in excess of 4%. On the first Valuation Day following the Record Date, this Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. (See Charges And Deductions Monthly Deduction and Contingent Deferred Sales and Administrative Charges.) These allocation percentages apply to future Net Premiums until the allocation is changed by the Owner. (See Other Policy Benefits and Provisions - Change of Allocations.)

Dollar Cost Averaging. Through the dollar cost averaging program, an Owner may purchase units of the Subaccounts at regular intervals in fixed dollar amounts. The fixed dollar amount will purchase more units when the value of a Subaccount is low and fewer units when the value of a Subaccount is high. Over time, the cost per unit averages out to be not as high as if all purchases had been made at the highest cost and not as low as if all purchases had been made at the lowest cost. Dollar cost averaging reduces the risk of making purchases only when prices are high. It does not assure profit or protect against loss in declining markets. Owners interested in the dollar cost averaging program should consider their ability to maintain steady purchases at times when prices are low.

The dollar cost averaging request form permits an Owner to make transfers each month from the Money Market Subaccount to any other Subaccount and to the Interest Bearing Account. The minimum transfer is $200 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be in whole percentages. The transfer is made on the 20th day of each month if that day is a Valuation Day. If the 20th is not a Valuation Day, the transfer will be made on the next Valuation Day. Once elected, dollar cost averaging remains in effect until the earliest of: (1) the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by written notice or by telephone or fax if the Company has the Owner's telephone and fax authorization form on file); or (3) for three successive months, the amount in the Money Market Subaccount has been insufficient to implement the dollar cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar cost averaging is no longer in effect. There is no additional charge for using dollar cost averaging. The Company reserves the right to discontinue offering the dollar cost averaging facility at any time and for any reason.

The Separate Account invests in shares of open-end management investment companies of the series type with one or more investment portfolios or series. Each investment company is registered with the Securities and Exchange Commission ("SEC").

The Separate Account invests in Class Z shares of the Ultra Series Fund. The Separate Account, CUNA Mutual Group qualified retirement plans, and two other separate accounts of the Company are shareholders of the Ultra Series Fund. Other Separate Accounts of the Company or separate accounts of other affiliated and unaffiliated life insurance companies and qualified retirement plans may also invest in the Ultra Series Fund. The Separate Account also invests in shares of the MFS Variable Insurance Trust and the T. Rowe Price International Series, Inc. (See The Separate Account.)

The paragraphs below summarize the investment objectives and policies of each Fund. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which follow this prospectus. Please read these prospectuses carefully and retain them for future reference.

Ultra Series Fund

The Ultra Series Fund is a fund with two classes of shares within each of seven investment portfolios. Class C shares are offered to unaffiliated insurance company separate accounts and unaffiliated qualified retirement plans. Class Z shares are offered to CUNA Mutual Group affiliates separate accounts and qualified retirement plans. CIMCO Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund.
Currently, the Ultra Series Fund offers six Funds as investment options under the Policies.

Capital Appreciation Stock Fund. This Fund seeks a long-term growth of capital. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital growth. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, through investment in a diversified portfolio of fixed-income securities with maturities of up to 30 years. It principally invests in securities of intermediate term maturities.

Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Treasury 2000 Fund. The investment objective of this Fund is to provide safety of capital and a relatively predictable payout upon Portfolio Maturity, primarily by investing in Stripped Treasury Securities. The Stripped Treasury Securities held by this Fund mature November 15, 2000.

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. ("RPFI") serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

MFS Variable Insurance Trust


MFS Global  Governments  Series.  This Fund seeks to provide  income and capital
appreciation  through  investments   primarily  in  debt  obligations  and  also
corporate bonds and mortgage-backed and assets-backed securities.

MFS Emerging Growth Series. This Fund seeks long-term growth of capital through investments primarily in common stocks and related securities of emerging growth companies.


Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS Global Governments Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds. The Separate Account purchases shares of T. Rowe Price International Stock Portfolio, MFS Global Governments Series, and MFS Emerging Growth Series in accordance with separate participation agreements between the Company and T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust, as appropriate. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Policy value to the Subaccount investing in that Fund.

Resolving Material Conflicts


Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as"shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Variable Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Addition, Deletion or Substitution of Investments. The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the Investment Company Act of 1940 ("1940 Act") or other applicable law, the Company will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.


The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If an Owner objects to the change, the Owner may exchange the Policy for a fixed benefit whole life insurance policy then issued by the Company. The new policy will be subject to normal underwriting rules and other conditions determined by the Company. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to the Owner of the investment policy change. The Owner may also Surrender the Policy. (See Policy Benefits - Surrender Proceeds.)

If the Company considers it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Interest Bearing Account

The Interest Bearing Account is an investment option under the Policy. Under this option, premiums may be allocated and values transferred to the general account of the Company. Assets attributable to the Interest Bearing Account are subject to the claims of the Company's general creditors. Net premiums allocated and values transferred to the Interest Bearing Account will earn interest at a rate of no less than 4% annually, with the Company crediting a higher rate solely at its discretion. (See Other Policy Benefits and Provisions - Transfer of Values.)

Charges and Deductions

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus. Charges and deductions for state Premium Taxes and charges against the Separate Account and the Interest Bearing Account are described below.

State Premium Taxes. The Company makes a deduction from premiums for Premium Taxes (or taxes in lieu of Premium Taxes) charged by the Owner's state of residence. The Company determines the Owner's state of residence by his mailing address as shown on Company records. The initial percentage of reduction for state taxes is shown on the specifications page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Day will be the sum of:

         o the Cost of Insurance for that month; plus

         o the monthly Policy fee; plus

         o the monthly administrative fee; plus

         o the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance. The Company will determine a Cost of Insurance rate to be used on each Monthly Day. The Cost of Insurance rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. Cost of Insurance rate charges will depend on the Company's expectations as to future mortality experience. The monthly Cost of Insurance rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.

The Cost of Insurance is determined by multiplying the Cost of Insurance rate by the net amount at risk for a Policy. Under death benefit option 2, the net amount at risk is always the Specified Amount. Under death benefit option 1, the net amount at risk is the Specified Amount less the Accumulated Value. For a Policy where there has been an increase in Specified Amount, the Cost of Insurance rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a net amount at risk associated with the initial Specified Amount and the increase. The net amount at risk for the initial Specified Amount is multiplied by the Cost of Insurance rate for the initial Specified Amount to determine the Cost of Insurance charge for the initial Specified Amount and the net amount at risk for the increase is multiplied by the Cost of Insurance rate for the increase to determine the Cost of Insurance for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Monthly Policy Fee. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge. The Company daily deducts a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense will be greater than that expected by the Company. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies or for any other lawful purpose.


Contingent Deferred Sales and Administrative Charges. To reimburse the Company for sales expenses and Policy issue expenses, the Company deducts contingent deferred sales and administrative charges ("Deferred Charges") from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium" The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premim specific to your contract, please contact the Company.


The Deferred Charges vary by the Age of Insured , sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Company will use the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial surrender of the Policy.

The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

                  Beginning                      Percentage of
                 Policy Year              Deferred Charges Remaining
                 -----------              --------------------------
                     2                               95%
                     3                               90%
                     4                               85%
                     5                               75%
                     6                               65%
                     7                               50%
                     8                               35%
                     9                               20%
                    10+                               0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

         o        to pay surrender charges upon full surrender of the Policy;

         o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

         o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year. Partial Surrender. If a Partial Surrender is made, the Company will not deduct any Contingent Deferred Sales or Administrative Charges, but will make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender.


Transfer Fee. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company will deduct $20 per transfer from the amount transferred. (See Other Policy Benefits and Provisions Transfer of Values.)

Federal and State Income Taxes. Other than Premium Taxes (and taxes in lieu of Premium Taxes), no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

Change of Specified Amount Charge. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year.

Policy Values

Accumulated Value. The Accumulated Value of the Policy is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's general account into which is transferred an amount equal to any Policy loans. (See Other Policy Benefits and Provisions - Policy Loans.) The Deferred Charges Account is part of the Company's general account in which Policy values are held in support of the deferred sales and administrative charges. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Accumulated Value will increase whenever there is:

         o        an investment gain in any Subaccount;
         o interest credited to the Policy for amounts held in the Deferred Charges Account and/or Interest Bearing Account;
         o interest credited to the Policy for any loan amounts held in the Loan Account;
         o        additional premium paid; or
         o        Policy dividends paid into the Subaccounts.

Accumulated Value will decrease whenever there is:
         o        an investment loss in any Subaccount;
         o        a Monthly Deduction;
         o        a partial surrender; or
         o a charge made for reallocating Net Cash Value between the Subaccounts or between the Interest Bearing Account and Subaccounts. The amount reallocated would be reduced by the amount of the transfer charge.

Accumulated Value will neither increase nor decrease when:
         o        a Policy loan is either disbursed or repaid; or
         o amounts are transferred between any Subaccount and either the Deferred Charges Account or the Loan Account, or when amounts are transferred among the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

The Owner may, at any time, surrender or partially surrender the Policy for some or all of its Net Cash Value (Accumulated Value less Deferred Charges and Indebtedness). In addition, the Owner can borrow at any time up to 80% (90% for Virginia residents) of the Policy's Cash Value (Accumulated Value less current Deferred Charges). The written consent of all assignees and Irrevocable Beneficiaries, if any, must be furnished before the Company will release either loan or surrender proceeds.

The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Fund, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fee and other expenses incurred by the Fund.

The Unit Value of each Subaccount (other than the Treasury 2000 Subaccount) was set at $10 for the first Valuation Period. The Unit Value of the Treasury 2000 Subaccount was originally set at $3.62 per unit. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.

Cash Value. The Cash Value at any time is equal to the Accumulated Value less any Deferred Charges which would be applicable if the Policy were surrendered at that time. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Net Cash Value. The Net Cash Value at any time is equal to the Cash Value less any Policy Indebtedness. (See Other Policy Benefits and Provisions - Policy Loans.) This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy (see Policy Benefits Surrender Proceeds) or when the Policy matures (see Policy Benefits - Maturity Proceeds).

Unit Value Guarantee. The Company guarantees the payment of at least $10 per unit of a Subaccount which invests in a treasury series if the units are held to Portfolio Maturity. The Stripped Treasury Securities held by the Treasury 2000 Series become payable on (have a Portfolio Maturity date of) November 15, 2000. The Company does not guarantee the Unit Value of any units redeemed prior to Portfolio Maturity. Any such unit will be redeemed at a price based on the then current Net Asset Value, which may be more or less than the purchase price or the price at Portfolio Maturity. Taking a Monthly Deduction and transferring value from a Subaccount investing in a treasury series will force a redemption and thus void the Unit Value Guarantee on those units. The Company reserves the right to discontinue offering units of a Subaccount investing in a treasury series if shares from that series become unavailable prior to the maturity of the Stripped Treasury Securities in that series or, if in the judgment of the Company's Board of Directors, further investment in such units is no longer deemed to be in the best interest of policies generally within the class represented by the Policy. When the Treasury 2000 Series portfolio matures, the Company will give written notice to current Owners of units of the Treasury 2000 Subaccount. Owners may transfer Treasury Unit Values to any other Subaccount or to the Interest Bearing Account. In the absence of a selection by the Owner upon maturity, value in the Treasury 2000 Subaccount will be transferred to the Money Market Subaccount.

Policy Benefits

Death Proceeds

Payment of Death Proceeds. When the Company receives proof of the Insured's death in writing on a form satisfactory to the Company, the Company will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, The Company will pay the Death Proceeds to the Owner, if living, or to the Owner's estate.

The Company will pay Death Proceeds payable to an estate in one sum. The Company will pay Death Proceeds payable to other beneficiaries in one sum unless another settlement option is selected. If the Owner, Beneficiary, or payee is not a natural person, any Death Proceeds due will be applied only under settlement options consented to by the Company.

Interest will accumulate from the Insured's date of death until a lump sum payment is made or until a settlement option is effective. Each year the Company determines the interest rate. The rate will not be less than 3.5% per year.

During the Insured's lifetime, the Owner may direct that the Company pay the Death Proceeds under one of the settlement options. The Company must receive the written consent of all Irrevocable Beneficiaries prior to the selection. After the Insured's death, if the Owner did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option. (See Other Policy Benefits and Provisions - Payment of Proceeds/Settlement Options.)

An accelerated payment of a portion of the eligible death benefit may be elected if the Insured is terminally ill. (See Other Policy Provisions, Definitions - Accelerated Benefit Option.)

Death Benefit Options 1 and 2. The Owner may select one of two death benefit options. The Owner's selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

         o the Face Amount on the date of death; plus

         o any premiums received after date of death; minus

         o Policy Indebtedness.

The Face Amount, however, differs under the two death benefit options.

Under Death Benefit Option 1, the Face Amount is the greater of:

         o The Specified Amount, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Under Death Benefit Option 2, the Face Amount is the greater of:

      o The Specified Amount plus the Accumulated Value on the date of death, or

      o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix D. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

The Owner may change from one death benefit option to the other. (See Other Policy Benefits and Provisions - Change of Death Benefit Option.)

Minimum Death Benefit Guarantee

The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In Force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when the Owner requests the following: increase or decrease in the Specified Amount, change in the death benefit option, or adds or deletes riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. Notice of this loss will be mailed to the Owner, after which the Owner has 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60-day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction during the first nine Policy years. (See Charges and Deductions Contingent Deferred Sales and Administrative Charges.) During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived. (See Charges and Deductions - Monthly Deduction.)

Surrender Proceeds

Policy Surrender. The Owner may Surrender the Policy for its Net Cash Value. The Owner must obtain the written consent of all assignees or Irrevocable Beneficiaries prior to any partial or total surrender. The Company may require the return of the Policy.

The surrender date of the Policy is the date the Company receives a written request for surrender at the Home Office in a form satisfactory to the Company and containing all necessary signatures. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance will terminate as of the surrender date.

To reimburse the Company for sales expenses and Policy expenses incurred at issue, contingent deferred sales and administrative charges will be deducted from the proceeds in the event of a complete surrender of the Policy during the first nine Policy years. (See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.)

Partial Surrender. The Owner may also surrender a portion of the Policy for an amount less than the full Net Cash Value. The effective date of such partial surrender will be the date the partial surrender request is received at the Home Office. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial surrender, but will make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. The Owner may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the surrender is to be made. If no specification is made, the Company will withdraw the surrendered amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If there are insufficient values to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on values in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis unless otherwise directed by the Owner. No partial surrender will be allowed if the Specified Amount remaining would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.)

Unless the Face Amount derived from application of the Death Benefit Ratio applies, under either death benefit option 1 or option 2, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2.

If the Face Amount derived from application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Payment will be made within seven days of the surrender or partial surrender date unless a suspension of payments is in effect. (See Other Policy Benefits and Provisions - Suspension of Payments.) For information on possible tax effects of partial surrenders (see Tax Treatment Of Policy Proceeds).

Maturity Proceeds

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and the Owner will receive maturity proceeds equal to the Net Cash Value as of that date.

Payment of Proceeds/Settlement Options

Settlement options other than lump sum payments are available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. (See Policy Benefits - Death Proceeds and Payment of Proceeds/Settlement Options.) Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. The four available settlement options are as follows:

         1) Interest Option. The Policy proceeds may be left at interest with the Company during the lifetime of the payee. The interest rate is determined each year by the Company. It is guaranteed to be not less than the settlement option rate of interest shown on the specifications page contained in the Policy.

The payee may choose to receive interest payments either once a year or once a month unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

         2) Installment Option. The proceeds may be left with the Company to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest the Company guarantees to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by the Company.

The  payee  may  withdraw  the  present  value  of  any   remaining   guaranteed
installments, but only if this right was given at the time the option was selected.

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with the Company to provide monthly installments for as long as the original payee lives. A guaranteed period may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

Guaranteed periods which may be selected are:

         o 10 years.

         o 20 years.

         o A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option.

It is also possible to take the life income without a guaranteed period. In such case, the monthly installment amount will depend on the Age and sex of the original payee on the date of the first payment.

Dividends, if any, will be payable as determined by the Company.

         4) Joint and Survivor Life. The proceeds may be left with the Company to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

The minimum amount that can be applied under settlement options 2, 3 and 4 is that amount which will provide monthly installments of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.

The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

The Company may, at its option, provide for additional settlement options or delete any of the settlement options described above. Monthly installment amounts for settlement options selected for use in conjunction with unisex Policies will not be based on the sex of the Insured.

OTHER POLICY BENEFITS AND PROVISIONS

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement. (For limits on Specified Amount and factors considered in determining the Cost of Insurance rate for Policies sold to employee benefit plans, see Unisex Policies.)

Issue Date

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Owner, Beneficiary

The Owner is named in the application. The Owner may be other than the Insured.

One or more Beneficiaries may be named in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless the Owner directs otherwise. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.

The Owner may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained prior to such change. To make a change, the Owner must provide the Company with a written request satisfactory to the Company. The request will not be effective until the Company records it. After the request is recorded, it will take effect as of the date the Owner signed the request. The Company will not be responsible for any payment or other action it takes before it records the request. The Company may require the Policy be returned for endorsement of the Beneficiary change.

Incontestability

The incontestability provision in the Policy, which prevents the Company from denying coverage for misrepresentation after the Policy has been In Force for two years, applies only to the initial Specified Amount designated in the application. The incontestability period for any amount over and above the initial Specified Amount is governed by its own two-year incontestability period to which such additional amount is attributable.

While the Policy is contestable, the Company may rescind the policy (to treat the Policy as though it had never been issued) or defend a claim only on the basis of a material misrepresentation in the application. A misrepresentation is material if, on the basis of correct and complete information in the application, the Company would have:

         o declined the application;

         o issued the Policy at a higher premium; or,

         o issued the Policy on some other basis than applied for.

If a Policy is reinstated, it is incontestable after it has been In Force during the Insured's lifetime for two years from the date of reinstatement. This contestable period applies only to statements made in the application for reinstatement.

If the Policy is rescinded pursuant to the incontestability or suicide provisions of the Policy, rescission proceeds payable to the Owner shall be equal to:

         o charges deducted for state Premium Taxes (or taxes in lieu of Premium Taxes); plus

         o the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; plus

         o        the  Accumulated  Value on the date the refund is  calculated;
                  minus

         o        Indebtedness.

Right-to-Examine Period


The Owner may cancel the Policy before the latest of the following three events:


         o        45 days after the date of the application;

         o 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

         o        20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

         o        All charges for state taxes deducted from premiums; plus

         o        Total amount of Monthly Deductions; plus

         o        Any other charges taken from the accumulated value; plus

         o The Accumulated Value on the date the Company received the returned Policy; minus

         o        Any Policy indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a right-to-examine period, with respect to the increase. The Owner may request a cancellation of the increase during the right-to-examine period. The Owner will than receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Policy Loans

Application For Loan. The Owner can borrow up to 80% (90% for Virginia residents) of the Policy's Cash Value. The Owner must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the Policy loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payment is in effect. (See Other Policy Provisions - Suspension of Payments.)

An amount equal to the loan will be withdrawn from the Subaccounts and/or Interest Bearing Account and transferred to the Loan Account until the loan is repaid. The Subaccounts and/or Interest Bearing Account subject to the withdrawal may be specified by the Owner. If no specification is made, the loan amount will be withdrawn in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If the Owner makes a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as the Owner specified, the loan amount will be withdrawn from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Policy Loan Interest. Interest is payable on Policy loans at 8% compounded annually. This rate is subject to change by the Company.

Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

Policy values transferred to the Loan Account to secure Policy loans earn interest at the rate of 6% compounded annually.

Repayment of Policy Loans. Any Indebtedness may be repaid while the Policy is In Force before the death of the Insured or before surrender. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and Interest Bearing Account in the same manner as premiums are allocated.

Transfer of Values

The Owner may transfer Accumulated Value from certain Subaccounts to other Subaccounts and to the Interest Bearing Account. A transfer may be requested in writing or by an authorized telephone transaction. A written request to transfer amounts must be made on a form satisfactory to the Company and contain the original signature of the Owner. The written request will take effect on the day the written notice is received at the Home Office.

Transfers from a Subaccount to another Subaccount or to the Interest Bearing Account may be made at any time. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be in whole percentages.

An Owner may make transfers from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary.

The first four transfers in a Policy year are free. The Company charges $20 for the fifth and each additional transfer in a Policy year.

An Owner's telephone or fax request to transfer amounts will be honored if the Owner has a valid telephone and fax authorization on file at the Home Office. An Owner may change the telephone and fax authorization or may request that it be terminated. The change or termination is effective when received in the Home Office.

The Company will exercise reasonable care to prevent unauthorized telephone transactions. For example, the Company will:

         o record calls requesting transfers;

         o ask the caller questions in an attempt to determine if the caller is the Owner;
         o transfer funds only to other Subaccounts and to the Interest Bearing Account; and
         o send a written confirmation of each transfer.


If the Company uses reasonable procedures and believes the instructions to be genuine, the Owner is at risk of loss if someone gives unauthorized or fraudulent information to the Company.

A request to transfer amounts from one or more Subaccounts to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received prior to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, will take effect on the day the request is received. Transfer requests received after that time will be processed the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

An Owner who is unable to contact the Company by telephone must submit the transfer request in writing. An Owner is more likely to experience difficulty in contacting the Company by telephone during periods of unusual economic or market changes.

The Company reserves the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event the Company discontinues this privilege, it will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by the Company.

The Company further reserves the right to restrict the ability to transfer amounts among Subaccounts and/or the Interest Bearing Account if the Company feels such action is necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.

Change of Allocations

The owner may request a change in the allocation of future Net Premiums in writing or by telephone. (See Allocation of Net Premiums.) The Owner may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. (See Charges And Deductions
- Monthly Deduction.) Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 5% of Net Premiums and only whole percentages are allowed.


Allocation changes requested by telephone or fax will be followed only if the Owner has a telephone or fax authorization on file at the Home Office. (See Other Policy Benefits and Provisions - Transfer of Values.)


A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

Change of Death Benefit Option

The Owner may change the death benefit option. The change will become effective on the first Monthly Day after a written request satisfactory to the Company is received at the Home Office. The Company reserves the right to require evidence of insurability as a condition to change the death benefit option.

If the change is from death benefit option 1 to death benefit option 2, the Specified Amount will be reduced by the amount of the Accumulated Value on the effective date of the change. This change will not alter the amount of the Policy's death benefit at the time of the change, but will affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies. (See Policy Benefits - Death Proceeds.) No change from death benefit option 1 to death benefit option 2 will be allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.)

If the change is from death benefit option 2 to death benefit option 1, the Specified Amount will be increased by the amount of the Accumulated Value on the effective date of the change. This change does not alter the amount of the
Policy's Face Amount at the time of the change, but will affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.

The insurance goals of the Owner determine the appropriate death benefit option. Owners who prefer to have favorable investment results and greater than scheduled premiums show up partly in the form of an increased death benefit should choose death benefit option 2. Owners who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values should choose death benefit option 1.

A change of death benefit option will also change the Cost of Insurance for the duration of the Policy. The Cost of Insurance on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the Cost of Insurance rate. The Cost of Insurance rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2, unless the Face Amount derived from application of the Death Benefit Ratio applies.

Change of Specified Amount

The Specified Amount may be changed at any time after the first Policy year. If more than one change is requested per policy year, the Company will charge $50 for each request after the first request. Changes must be requested in writing and are subject to the conditions below:

Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) The decrease will become effective on the some Monthly Day or the following day the request is received at the Home Office. For purposes of determining the Cost of Insurance, the decrease will be applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. Such a decrease does not result in reduced Deferred Charges.


Increases. A supplemental application must be filed, and you must provide the evidence of insurability satisfactory to the Company. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase. These provisions are described on page 17.


When an increase in Specified Amount occurs, the Owner will be given a right-to-examine and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount (See Other Policy Benefits and Provisions - Conversion/Exchange of Policy), the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

If the Specified Amount is increased after the Issue Date, additional Deferred Charges will be incurred and released as though a new Policy had been issued for the amount of the increase. In no instance, however, will the additional deferred sales charge exceed the lesser of 30% of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from death benefit option 2 to death benefit option 1.

If the Specified Amount is increased upon request of an Owner, a separate monthly administrative fee will be assessed. This separate monthly administrative expense charge will be calculated in the same manner as for the initial Specified Amount. No additional monthly administrative fee will be assessed due to an increase in Specified Amount as a result of the Automatic Increase Rider.

The Company reserves the right to require the payment of additional premiums in an amount equal to the minimum premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase where the Cash Value allocated to the increase is insufficient to support the increase. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

The rating class assigned to an increase in Specified Amount may result in the use of Cost of Insurance charges different than the Cost of Insurance rate charged on the original Specified Amount.

Conversion/Exchange of Policy

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

       o written request for the Policy exchange or change signed by the Owner;

       o surrender of the Policy; and

       o payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.

The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer.

Collateral Assignments

The Owner may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained prior to such assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the notice was signed.

The Company is not responsible for the validity or effect of any collateral assignment. The Company will not be responsible for any payment or other action the Company has taken before having received the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.


A collateral assignee is not an Owner. A collateral assignee is a person or entity to who the Owner gives some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.


Effect of Misstatement of Age or Sex

If the Insured's Age or sex has been misstated, the amount payable and other benefits will be adjusted without regard to the two-year contestability period. The death benefits payable will be adjusted based on what the Cost of Insurance charge for the most recent Monthly Day would have purchased based on the current Age and sex.

Suicide

Suicide of the Insured, while sane or insane, within two years of the Issue Date, is not covered by the Policy. If the Insured does commit suicide, the amount payable will be calculated as described in the Policy's incontestability section describing rescission proceeds.

Dividends

While the Policy is In Force, it will share in the divisible surplus of the Company. The Policy's share is determined annually by the Company. It is payable annually on the Policy Anniversary. The Owner may select to have dividends paid into the Subaccounts and the Interest Bearing Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. The Company currently does not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, the Company projects annual dividends equal to 0.61% of the Accumulated Value at the end of the policy year, plus $39 per Policy. For each Policy year 21 and after the Company project annual dividend equal to 1.01% of the Accumulated Value at the end of the policy year plus $39 per Policy. For Issue Ages 0-19, the projected dividends are the same as those for Ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, the Company may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, and take a Policy loan when:

         1) the New York Stock Exchange is closed other than for customary weekend and holiday closings;
         2) during periods when trading on the Exchange is restricted as determined by the SEC;
         3) during any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets; or,
         4) during any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request. Death proceeds may be deferred for up to 60 days from the date the Company receives proof of death.

Accelerated Benefit Option

The Company will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if the Company receives satisfactory proof that the Insured is terminally ill and if the Owner elects to receive an accelerated payment of the death benefit. The Accelerated Benefit Option
Endorsement (Endorsement) refers to terminal illness as a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Accumulated Value is excluded from the calculation of the eligible death benefit. If an Owner elects to receive an accelerated benefit, the Company will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount received by the Owner as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted. (See Tax Treatment of Policy Proceeds.)

Reports To Owners. The Company will confirm any of the following within seven days:

o the receipt of any Net Premium (except premiums received before Record Date or by preauthorized check); any change of allocation of Net Premiums or Monthly Deduction;

o any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; any return of premium necessary to comply with applicable maximum premium limitations; and,

o any restoration to Cash Value following exercise of the right-to-examine privilege for an increase in Specified Amount. Upon request, an Owner shall be entitled to a receipt of any premium payment including those made by preauthorized check.

The Company will also mail to the Owner, at the last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed, all Monthly Deductions and transfers into and out of the Deferred Charges Account, and any credit to the Separate Account of interest on amounts held in the Loan Account or Deferred Charges Account.

The Company will send to the Owner a confirmation within seven days of any of the following:

o        exercise of the right-to-examine privilege,
o        an exchange of the Policy or increase in Specified Amount,
o        full surrender of the Policy, and
o        payment of Death Proceeds.

Voting Rights. The Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. The Company will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as the Company votes shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The Owner shall have the voting interest under a Policy. The number of votes the Owner has a right to instruct will be calculated separately for each Subaccount. The Owner shall have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes available to an Owner will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

The Company may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, the Company itself may, under certain circumstances, vote shares of a fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment policy, or the investment adviser or the principal underwriter of a Fund. For example, the Company may vote against a change if the Company in good faith determines that the proposed change is contrary to state or federal law or the Company determines that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by other Separate Accounts of the Company.

Riders

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. The Company reserves the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the owner, if sooner.

Guaranteed Insurability. The rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. The rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Automatic Increase. The rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday.

Other Insured. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Term Insurance. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFESM Policies.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium and Monthly Deduction Disability Benefit. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFESM Policies.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

        1. the policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;

        2.  the contract (policy) is owned by a business or trust;

        3.  the new contract (policy) is owned by the same entity;

        4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

        5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;

        6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                                   THE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America." On January 1, 1997, the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

As of December 31, 1998, the Company had more than $4 billion in assets and $11 billion of life insurance In Force. Effective June 1998 and through the date of this Prospectus, A.M. Best rated the Company A (Excellent). Effective March 1998 and through the date of this Prospectus, Duff & Phelps rated the Company AA. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact the Company at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. Then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Duff & Phelps Credit Rating Co. rates insurance companies on their claims paying abilities. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, the company's competitive position, the company's management capability, the relationship of the company to its affiliates and the company's asset and liability management practices.


The Company and CUNA Mutual are members of the Insurance Marketplace Standards Association (IMSA). IMSA is a newly formed independent industry organization dedicated to the practice of high ethical standards in the sale of individually-sold life insurance and annuity products. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

The Company and CUNA Mutual Investment Corporation each own a one-half interest in CIMCO Inc. (the investment adviser to the Ultra Series Fund). CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc.

                              THE SEPARATE ACCOUNT

The Company established the Separate Account on August 16, 1983. Its IRS Employer Identification number is 42-0388260. The Separate Account will receive and invest Net Premium payments made under the Policy. In addition, the Separate Account may receive and invest purchase payments for other variable life insurance policies issued now or in the future by the Company.

Although the assets in the Separate Account are the property of the Company, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. The Company has placed seed money in the Treasury 2000 Separate Account and reserves the right to withdraw it. Periodically, the Separate Account makes payments to the Company for mortality and expense charges.

The Separate Account is divided into Subaccounts. In the future, additional Subaccounts may be added. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.


The Separate Account has been registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa. The Separate Account's fiscal year ends on December 31.


The Company does not guarantee the investment performance of the Separate Account. Accumulated Value of Policies will vary daily with the value of the assets under the Separate Account and depending upon the death benefit option chosen. The Death Proceeds may also vary with the value of the assets under the Separate Account. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value of the Policy, such amounts are general obligations of the Company and payable out of the general account of the Company.

The Company may, from time to time, offer other policies which may be similar to those offered herein. The Company will act as custodian of the assets of the Separate Account.


                        FEDERAL INCOME TAX CONSIDERATIONS

Introduction


The following summary provides a general description of the federal income tax considerations associated with the Policy and is not intended to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, the Company believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value and the narrow investment objective of certain Funds (e.g., the Treasury 2000 Fund), have not been explicitly addressed in published rulings. While the Company believes that the Policies do not give Owners investment control over Separate Account assets, the Company reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal,  state  and  local  transfer,  estate,   inheritance,   and  other  tax
consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the later of the 10th Policy Anniversary or Attained Age 65 is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. Owners should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 22for more information regarding the Endorsement.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy is  purchased  by a  pension  or  profit-sharing  plan,  or  similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. The Company reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's Accumulated Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, the Company is not taxed on the Separate Account's operations. Thus, currently the Company does not deduct charges from the Separate Account for its federal income taxes. The Company reserves the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, the Company may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, the Company may deduct charges for such taxes.


       CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS

                      Name                                    Occupation

Directors

James C. Barbre                            1994-Present                 ACT Technologies, Inc.
                                                                        President/Chief Operating Officer
                                           1985-1993                    Self-employed consultant in carpet
                                                                        Manufacturing and distribution in Dalton, GA

Robert W. Bream                            1991-Present                 United Airlines Employees Credit Union
                                                                        President/Chief Executive Officer

Wilfred F. Broxterman                      1997-Present                 Broxterman Group
                                                                        President/Chief Executive Officer
                                           1989-1997                    Hughes Aircraft Employees Federal Credit Union
                                                                        President/Chief Executive Officer

James L. Bryan                             1974-Present                 Texans Credit Union
                                                                        President/Chief Executive Officer

Loretta M. Burd                            1987-Present                 Centra Credit Union
                                                                        President/Chief Executive Officer

Ralph B. Canterbury                        1965-Present                 US Airways Federal Credit Union
                                                                        President

Joseph N. Cugini                           1959-Present                 Westerly Community Credit Union
                                                                        President/Chief Executive Officer

Rudolf J. Hanley                           1982-Present                 Orange County Teachers Federal Credit Union
                                                                        President/Chief Executive Officer

Jerald R. Hinrichs                         1990-Present                 Hinrichs & Associates
                                                                        Insurance Marketing Consultants
                                                                        Owner/President

Michael B. Kitchen                         1995-Present                 CUNA Mutual Life Insurance Company*
                                                                        President and Chief Executive Officer
                                           1992-1995                    The CUMIS Group Limited
                                                                        President/Chief Executive Officer

Robert T. Lynch                            1996-Present                 Retired
                                           1970-1996                    Detroit Teachers Credit Union
                                                                        Treasurer/General Manager

Brian L. McDonnell                         1977-Present                 Navy Federal Credit Union
                                                                        President/Chief Executive Officer

C. Alan Peppers                            1992-Present                 Denver Public Schools Credit Union
                                                                        President/Chief Executive Officer

Omer K. Reed                               1997-Present                 Retired
                                           1959-1997                    Self-employed dentist

Richard C. Robertson                       1959-Present                 Arizona State Savings & Credit Union
                                                                        President/General Manager

Rosemarie M. Shultz                        1997-Present                 Retired
                                           1976-1997                    North Coast Credit Union
                                                                        President/Chief Executive Officer

Neil A. Springer                           1994-Present                 Springer & Associates, L.L.C.
                                                                        Managing Director
                                           1992-1994                    Slayton International, Inc.
                                                                        Senior Vice President

Farouk D.G. Wang                           1987-Present                 University of Hawaii at Manoa
                                                                        Director of Buildings and Grounds Management

Larry T. Wilson                            1974-Present                 Coastal Federal Credit Union
                                                                        President/Chief Executive Officer

Executive Officers

Wayne A. Benson                            1997 - Present               CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Sales

Michael S. Daubs                           1973-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Investments
                                                                        CIMCO Inc.
                                                                        President

John A. Gibson                             1988-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Marketing

James M. Greaney                           1998-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Corporate Services

Richard J. Keintz                          1979-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Finance and Information Services

Michael B. Kitchen                         1995-Present                 CUNA Mutual Life Insurance Company*
                                                                        President and Chief Executive Officer
                                           1992-1995                    The CUMIS Group Limited
                                                                        President and Chief Executive Officer

Reid A. Koenig                             1999-Present                 CUNA Mutual Life Insurance Company
                                                                        Chief Officer - Operating
                                           1994-Present                 Vice President - Members Services

Daniel E. Meylink, Sr.                     1983-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Member Services

Kevin G. Shea                              1976-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Lending Services

John M. Waggoner                           1977-Present                 CUNA Mutual Life Insurance Company*
                                                                        Chief Officer - Legal

    * The Company entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

                             ADDITIONAL INFORMATION

STATE REGULATION

The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National
Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

INDEPENDENT AUDITORS

The financial statements included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of KPMG Peat Marwick LLP, Des Moines, Iowa, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

PREPARING FOR YEAR 2000

Like all financial service providers, the Company and its affiliates utilize systems that may be affected by Year 2000 transition issues, and they rely on service providers, including administrators and investment managers, that also may be affected. The Company and its affiliates have developed, and are in the process of implementing, a Year 2000 readiness plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts will have a negative impact on the Company or its affiliates. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 readiness implementation. As of the date of this prospectus, the Company and its affiliates believe that all of their critical systems are Year 2000 ready, but there can be no assurance that the Company was successful, or that interaction with other service providers will not impair the Company's or its affiliates' services at that time. We will be testing the remainder of our systems through out 1999, and will have continuity plans in place designed to minimize the impact of any unforeseen failures.

DISTRIBUTION OF POLICIES

Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1438257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.

The Company may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

UNISEX POLICIES

The U.S. Supreme Court ruled in the 1983 Norris decision that employer-sponsored benefit plans (employee benefit plans) are a "privilege of employment" and as such, males and females must receive equal benefits. Policies sold to employee benefit plans which must comply with this decision will be governed by all the provisions described in this prospectus, and by the following provisions.

The Cost of Insurance rates will be determined as previously set forth except that sex shall not be considered. These unisex monthly Cost of Insurance rates will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates which is contained in the Policy.

Deferred Charges will vary by Issue Age, Specified Amount, and in the case of deferred sales charge, smoker status. The Deferred Charges for unisex Policies (including Policies sold to Owners other than employee benefit plans) are shown in the table in Appendix C.

The minimum Specified Amount is $25,000 ($10,000 for Issue Ages 65 and over). Requested reductions in Specified Amount cannot go below these amounts. Specified Amounts reduced as a result of a partial surrender or a change in death benefit option cannot go below $20,000 ($8,000 for Issue Ages 65 and over). The Company may waive this minimum from time to time. In deciding whether to waive this minimum, the Company will consider the required and minimum contributions under a qualified plan, the size of the group involved, and the difference between the proposed Specified Amount and the required minimum, as well as other factors.

Because unisex mortality tables are used for this Policy, misstatement of sex cannot result in a material misrepresentation by the Owner. Accordingly, neither the Policy nor the Death Proceeds will be modified as a result of misstatement of sex.

Illustrations of Policy values and accumulations based on unisex Cost of Insurance rates for 35 and 50 year old nonsmokers may be obtained without cost from the address shown on the first page of this prospectus.

The Accelerated Benefit Option feature is not available to employee benefit plans. Unisex Policies sold to Owners other than employee benefit plans will be governed by the terms of this prospectus (other than the provisions in this section) except that Deferred Charges will not vary by sex, unisex Cost of Insurance rates will be used, and no correction to or modification of the Policy or Death Proceeds will be made as a result of misstatement of sex. It is anticipated that unisex Policies will be sold to Owners other than employee benefit plans only if required by law or regulation. The Company does not currently anticipate offering the Policy for sale in states requiring the use of unisex Cost of Insurance rates.

FINANCIAL STATEMENTS

The financial statements for the Company are immediately following the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT

                              Financial Statements

                               December 31, 1998

                      (With Independent Auditors' Report)





                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 1998


                                                 Capital
                                              Appreciation          Growth and                                              Money
                                                  Stock            Income Stock      Balanced              Bond             Market
Assets:                                        Subaccount           Subaccount      Subaccount          Subaccount        Subaccount
Investments in Ultra Series Fund:
   (note 2)
Capital Appreciation Stock Fund,
1,490,692 shares at net asset value of
$22.19 per share (cost $21,505,998)              $33,073,653       $      --         $      --         $      --         $      --

Growth and Income Stock Fund,
2,772,087 shares at net asset value
of $30.56 per share (cost $53,268,677)                  --          84,712,385              --                --                --

Balanced Fund,
3,671,024 shares at net asset value
of $18.74 per share (cost $52,121,655)                  --                --          68,777,039              --                --

Bond Fund,
342,306 shares at net asset value
of $10.57 per share (cost $3,571,882)                   --                --                --           3,617,904              --

Money Market Fund,
3,616,101 shares at net asset value
of $1.00 per share (cost $3,616,101)                    --                --                --                --           3,616,101
                                                 -----------       -----------       -----------       -----------       -----------
Total assets                                      33,073,653        84,712,385        68,777,039         3,617,904         3,616,101
                                                 -----------       -----------       -----------       -----------       -----------
Liabilities:
Accrued adverse mortality and
expense charges                                        7,915            20,706            16,790               889               834
                                                 -----------       -----------       -----------       -----------       -----------
Total liabilities                                      7,915            20,706            16,790               889               834
                                                 -----------       -----------       -----------       -----------       -----------
Net assets                                       $33,065,738       $84,691,679       $68,760,249       $ 3,617,015       $ 3,615,267
                                                 ===========       ===========       ===========       ===========       ===========
Units outstanding (note 5)                         1,296,981         1,207,005         1,581,036           130,013           187,877
                                                 ===========       ===========       ===========       ===========       ===========
Net asset value per unit                         $     25.49       $     70.17       $     43.49       $     27.82       $     19.24
                                                 ===========       ===========       ===========       ===========       ===========


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 1998


                                          Treasury          International        World              Emerging
                                            2000                Stock          Governments           Growth
Assets:                                  Subaccount          Subaccount         Subaccount         Subaccount
Investments in Ultra Series Fund:
   (note 2)
Treasury 2000 Fund, 184,870
shares at net asset value of $9.93
per share (cost $1,615,171)                $1,835,904         $     --           $     --           $     --

Investments in T. Rowe Price
International Series, Inc.:
International Stock Portfolio,
401,135 shares at net asset value of
$14.52 per share (cost $5,082,095)               --            5,824,487               --                 --

Investments in MFS(R) Variable
Insurance TrustSM:
World Governments Series,
67,797 shares at net asset value of
$10.88 per share (cost $693,951)                 --                 --              737,634               --

Investments in MFS(R) Variable
Insurance TrustSM:
Emerging Growth Series,
327,804 shares at net asset value of
$21.47 per share (cost $5,126,136)               --                 --                 --            7,037,957
                                           ----------         ----------         ----------         ----------
Total assets                                1,835,904          5,824,487            737,634          7,037,957
                                           ----------         ----------         ----------         ----------
Liabilities:
Accrued adverse mortality and
expense charges                                 1,386              1,426                181              1,708
                                           ----------         ----------         ----------         ----------
Total liabilities                               1,386              1,426                181              1,708
                                           ----------         ----------         ----------         ----------
Net assets                                 $1,834,518         $5,823,061         $  737,453         $7,036,249
                                           ==========         ==========         ==========         ==========
Units outstanding (note 5)                    201,769            411,250             59,926            433,141
                                           ==========         ==========         ==========         ==========
Net asset value per unit                   $     9.09         $    14.16         $    12.31         $    16.24
                                           ==========         ==========         ==========         ==========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 1998, 1997, and 1996


                                               CAPITAL APPRECIATION STOCK SUBACCOUNT          GROWTH AND INCOME STOCK SUBACCOUNT

Investment income (loss):                           1998           1997           1996           1998           1997           1996
                                            ------------   ------------   ------------   ------------   ------------   ------------
Dividend income                             $     88,433   $    119,794   $    595,603   $    869,525   $    778,858   $  1,830,435
Adverse mortality and expense charges
(note 3)                                        (259,874)      (182,627)      (111,426)      (691,564)      (527,025)      (363,607)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                    (171,441)       (62,833)       484,177        177,961        251,833      1,466,828
                                            ------------   ------------   ------------   ------------   ------------   ------------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                       769,968        317,275           --        3,106,051      1,145,587           --
Proceeds from sale of securities               1,770,807      1,795,596        855,100      3,497,748      3,033,581      2,017,365
Cost of securities sold                       (1,192,638)    (1,354,057)      (708,846)    (2,160,207)    (2,103,099)    (1,615,917)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on security
transactions                                   1,348,137        758,814        146,254      4,443,592      2,076,069        401,448
Net change in unrealized appreciation
or depreciation on investments                 4,151,868      4,563,309      1,662,956      7,377,335     12,852,455      6,026,093
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net gain (loss) on investments                 5,500,005      5,322,123      1,809,210     11,820,927     14,928,524      6,427,541
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
resulting from operations                   $  5,328,564   $  5,259,290   $  2,293,387   $ 11,998,888   $ 15,180,357   $  7,894,369
                                            ============   ============   ============   ============   ============   ============


                                                         BALANCED SUBACCOUNT                             BOND SUBACCOUNT

Investment income (loss):                           1998           1997           1996           1998           1997           1996
                                            ------------   ------------   ------------   ------------   ------------   ------------
Dividend income                             $  1,934,712   $  2,062,026   $  2,949,493   $    196,337   $    136,739   $    137,535
Adverse mortality and expense charges
(note 3)                                        (577,128)      (509,762)      (445,353)       (30,006)       (23,285)       (23,607)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                   1,357,584      1,552,264      2,504,140        166,331        113,454        113,928
                                            ------------   ------------   ------------   ------------   ------------   ------------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                         3,744        758,320           --            2,477            379           --
Proceeds from sale of securities               4,012,722      4,525,247      3,759,491        441,318        402,615      1,799,790
Cost of securities sold                       (3,159,159)    (3,785,014)    (3,351,391)      (426,398)      (394,979)    (1,748,647)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net realized gain (loss) on security
transactions                                     857,307      1,498,553        408,100         17,397          8,015         51,143
Net change in unrealized appreciation
or depreciation on investments                 5,340,950      5,202,066      1,724,491        (14,556)        41,691       (127,295)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net gain (loss) on investments                 6,198,257      6,700,619      2,132,591          2,841         49,706        (76,152)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
resulting from operations                   $  7,555,841   $  8,252,883   $  4,636,731   $    169,172   $    163,160   $     37,776
                                            ============   ============   ============   ============   ============   ============

See accompanying notes to financial statements.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 1998, 1997, and 1996


                                                          MONEY MARKET SUBACCOUNT                    TREASURY 2000 SUBACCOUNT

Investment income (loss):                                1998          1997          1996          1998          1997          1996
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Dividend income                                   $   123,985   $    85,594   $    86,370   $   106,291   $   106,851   $   107,339
Adverse mortality and expense charges
(note 3)                                              (22,312)      (15,448)      (16,510)      (15,826)      (14,583)      (13,847)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)                          101,673        70,146        69,860        90,465        92,268        93,492
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                               --            --            --            --            --            --
Proceeds from sale of securities                    2,979,908     4,634,860     4,407,707          --            --            --
Cost of securities sold                            (2,979,908)   (4,634,860)   (4,407,707)         --            --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net realized gain (loss) on security
transactions                                             --            --            --            --            --            --
Net change in unrealized appreciation
or depreciation on investments                           --            --            --          21,682         1,846       (74,946)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net gain (loss) on investments                           --            --            --          21,682         1,846       (74,946)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
resulting from operations                         $   101,673   $    70,146   $    69,860   $   112,147   $    94,114   $    18,546
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                         INTERNATIONAL STOCK SUBACCOUNT            WORLD GOVERNMENTS SUBACCOUNT

Investment income (loss):                                1998          1997          1996          1998          1997          1996
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Dividend income                                   $    90,596   $    99,113   $    39,586   $     8,821   $     7,143   $      --
Adverse mortality and expense
charges (note 3)                                      (47,908)      (32,130)      (14,665)       (6,487)       (3,401)       (2,326)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)                           42,688        66,983        24,921         2,334         3,742        (2,326)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                               --            --            --            --            --            --
Proceeds from sale of securities                      491,409       235,721       121,135        92,387        65,919        52,028
Cost of securities sold                              (442,671)     (211,895)     (113,341)      (90,661)      (66,515)      (53,136)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net realized gain (loss) on security
transactions                                           48,738        23,826         7,794         1,726          (596)       (1,108)
Net change in unrealized appreciation
or depreciation on investments                        608,851       (62,452)      173,915        44,633        (5,796)       12,525
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net gain (loss) on investments                        657,589       (38,626)      181,709        46,359        (6,392)       11,417
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
resulting from operations                         $   700,277   $    28,357   $   206,630   $    48,693   ($    2,650)  $     9,091
                                                  ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 1998, 1997, and 1996


                                                        EMERGING GROWTH SUBACCOUNT

Investment income (loss):                     1998                 1997                1996*
                                              ----                 ----                -----
Dividend income                              $45,309          $       --               $9,859
 Adverse mortality and expense charges
(note 3)                                     (48,583)            (21,660)              (4,378)
                                           ---------            --------              -------
Net investment income (loss)                  (3,274)            (21,660)               5,481
                                           ---------            --------              -------
Realized and unrealized gain (loss)
on investments:
Realized gain (loss) on security
transactions:
Capital gain distributions                        --                  --                   --
Proceeds from sale of securities             448,520             234,899              213,154
Cost of securities sold                     (373,845)           (222,640)            (201,866)
                                           ---------            --------              -------
Net realized gain (loss) on security
transactions                                  74,675              12,259               11,288
Net change in unrealized appreciation
or depreciation on investments             1,524,641             384,388                2,792
                                           ---------            --------              -------
Net gain (loss) on investments             1,599,316             396,647               14,080
                                           ---------            --------              -------
Net increase (decrease) in net assets
resulting from operations                 $1,596,042            $374,987              $19,561
                                           =========            ========              =======

See accompanying notes to financial statements.

*The data is for the period beginning May 1, 1996 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years Ended December 31, 1998, 1997, and 1996


                                              CAPITAL APPRECIATION STOCK SUBACCOUNT              GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                                         1998           1997           1996           1998           1997           1996
                                            ------------   ------------   ------------   ------------   ------------   ------------

Net investment income (loss)                ($   171,441)  ($    62,833)  $    484,177   $    177,961   $    251,833   $  1,466,828
Net realized gain (loss) on
security transactions                          1,348,137        758,814        146,254      4,443,592      2,076,069        401,448
Net change in unrealized appreciation
or depreciation on investments                 4,151,868      4,563,309      1,662,956      7,377,335     12,852,455      6,026,093
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
operations                                     5,328,564      5,259,290      2,293,387     11,998,888     15,180,357      7,894,369
                                            ------------   ------------   ------------   ------------   ------------   ------------
Capital unit transactions (note 5):
Proceeds from sale of units                    7,807,048      9,240,958      7,622,148     15,135,142     16,677,681     13,835,588
Cost of units repurchased                     (5,420,620)    (4,699,419)    (3,351,383)   (11,770,989)   (10,282,732)    (8,554,478)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from capital
unit transactions                              2,386,428      4,541,539      4,270,765      3,364,153      6,394,949      5,281,110
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets              7,714,992      9,800,829      6,564,152     15,363,041     21,575,306     13,175,479
Net assets:
Beginning of period                           25,350,746     15,549,917      8,985,765     69,328,638     47,753,332     34,577,853
                                            ------------   ------------   ------------   ------------   ------------   ------------
End of period                               $ 33,065,738   $ 25,350,746   $ 15,549,917   $ 84,691,679   $ 69,328,638   $ 47,753,332
                                            ============   ============   ============   ============   ============   ============

                                                      BALANCED SUBACCOUNT                              BOND SUBACCOUNT

Operations:                                         1998           1997           1996           1998           1997           1996
                                            ------------   ------------   ------------   ------------   ------------   ------------

Net investment income (loss)                $  1,357,584   $  1,552,264   $  2,504,140   $    166,331   $    113,454   $    113,928
Net realized gain (loss) on
security transactions                            857,307      1,498,553        408,100         17,397          8,015         51,143
Net change in unrealized appreciation
or depreciation on investments                 5,340,950      5,202,066      1,724,491        (14,556)        41,691       (127,295)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
operations                                     7,555,841      8,252,883      4,636,731        169,172        163,160         37,776
                                            ------------   ------------   ------------   ------------   ------------   ------------

Capital unit transactions (note 5):
Proceeds from sale of units                   10,811,007     10,763,242     11,796,373      1,182,649      1,162,322        700,575
Cost of units repurchased                    (10,309,524)   (10,663,916)   (10,399,963)      (772,448)      (705,363)    (2,103,924)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from capital
unit transactions                                501,483         99,326      1,396,410        410,201        456,959     (1,403,349)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets              8,057,324      8,352,209      6,033,141        579,373        620,119     (1,365,573)
Net assets:
Beginning of period                           60,702,925     52,350,716     46,317,575      3,037,642      2,417,523      3,783,096
                                            ------------   ------------   ------------   ------------   ------------   ------------
End of period                               $ 68,760,249   $ 60,702,925   $ 52,350,716   $  3,617,015   $  3,037,642   $  2,417,523
                                            ============   ============   ============   ============   ============   ============

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years Ended December 31, 1998, 1997, and 1996


                                                          MONEY MARKET SUBACCOUNT                     TREASURY 2000 SUBACCOUNT

Operations:                                              1998          1997          1996          1998          1997          1996
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Net investment income (loss)                      $   101,673   $    70,146   $    69,860   $    90,465   $    92,268   $    93,492
Net realized gain (loss) on
security transactions                                    --            --            --            --            --            --
Net change in unrealized appreciation
or depreciation on investments                           --            --            --          21,682         1,846       (74,946)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Change in net assets from
operations                                            101,673        70,146        69,860       112,147        94,114        18,546
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Capital unit transactions (note 5):
Proceeds from sale of units                         4,485,112     6,190,640     4,325,194       447,349       621,004       794,517
Cost of units repurchased                          (3,592,636)   (5,367,244)   (4,801,186)     (424,204)     (599,303)     (773,892)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Change in net assets from capital
unit transactions                                     892,476       823,396      (475,992)       23,145        21,701        20,625
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                     994,149       893,542      (406,132)      135,292       115,815        39,171
Net assets:
Beginning of period                                 2,621,118     1,727,576     2,133,708     1,699,226     1,583,411     1,544,240
                                                  -----------   -----------   -----------   -----------   -----------   -----------
End of period                                     $ 3,615,267   $ 2,621,118   $ 1,727,576   $ 1,834,518   $ 1,699,266   $ 1,583,411
                                                  ===========   ===========   ===========   ===========   ===========   ===========


                                                       INTERNATIONAL STOCK SUBACCOUNT                WORLD GOVERNMENTS SUBACCOUNT

Operations:                                              1998          1997          1996          1998          1997          1996
                                                  -----------   -----------   -----------   -----------   -----------   -----------

Net investment income (loss)                      $    42,688   $    66,983   $    24,921   $     2,334   $     3,742   ($    2,326)
Net realized gain (loss) on
security transactions                                  48,738        23,826         7,794         1,726          (596)       (1,108)
Net change in unrealized appreciation
or depreciation on investments                        608,851       (62,452)      173,915        44,633        (5,796)       12,525
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Change in net assets from
operations                                            700,277        28,357       206,630        48,693        (2,650)        9,091
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Capital unit transactions (note 5):
Proceeds from sale of units                         1,897,345     2,721,533     2,207,995        85,855       530,877       144,986
Cost of units repurchased                          (1,227,692)     (904,022)     (559,568)     (118,224)      (95,423)      (84,667)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Change in net assets from capital
unit transactions                                     669,653     1,817,511     1,648,427       (32,369)      435,454        60,319
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                   1,369,930     1,845,868     1,855,057        16,234       432,804        69,410
Net assets:
Beginning of period                                 4,453,131     2,607,263       752,206       721,129       288,325       218,915
                                                  -----------   -----------   -----------   -----------   -----------   -----------
End of period                                     $ 5,823,061   $ 4,453,131   $ 2,607,263   $   737,453   $   721,129   $   288,325
                                                  ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years Ended December 31, 1998, 1997, and 1996


                                                        EMERGING GROWTH SUBACCOUNT

Operations:                                   1998                 1997                1996*
                                              ----                 ----                -----

  Net investment income (loss)               ($3,274)           ($21,660)              $5,481
  Net realized gain (loss) on
   security transactions                      74,675              12,259               11,288
  Net change in unrealized appreciation
   or depreciation on investments          1,524,641             384,388                2,792
                                           ---------           ---------            ---------
   Change in net assets from
    operations                             1,596,042             374,987               19,561
                                           ---------           ---------            ---------
Capital unit transactions (note 5):
  Proceeds from sale of units              2,707,434           3,238,087            1,517,927
  Cost of units repurchased               (1,321,467)           (749,413)            (346,909)
                                           ---------           ---------            ---------
   Change in net assets from capital
    unit transactions                      1,385,967           2,488,674            1,171,018
                                           ---------           ---------            ---------
Increase (decrease) in net assets          2,982,009           2,863,661            1,190,579
Net assets:
  Beginning of period                      4,054,240           1,190,579                   --
                                           ---------            --------            ---------
  End of period                           $7,036,249          $4,054,240           $1,190,579
                                           =========           =========            =========

See accompanying notes to financial statements.

*The data is for the period beginning May 1, 1996 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)   Organization

      The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

      Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

      The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.


(2)   Significant Accounting Policies

      Investments

      The Account currently is divided into nine subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

      The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., and MFS(R) Variable Insurance TrustSM. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

      Ultra Series Fund currently has six funds available as investment options under the policies while T. Rowe Price International Fund, Inc., has one and MFS(R) Variable Insurance TrustSM has two funds available as an investment option. MFS(R) Variable Insurance TrustSM also has other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

      CIMCO Inc. (CIMCO) serves as the investment advisor to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of CIMCO's outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

      Rowe Price-Fleming International, Inc. (RPFI) serves as the Investment Adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc. RPFI was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.

      Massachusetts Financial Services Company (MFS) serves as the Investment Advisor to the MFS World Governments Series and Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance TrustSM. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which, in turn, is a subsidiary of Sun Life Assurance Company of Canada.

      The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

      Federal Income Taxes

      The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Fees and Charges
      Organization Costs
      CUNA Mutual Life Insurance Company absorbed all organization expenses of the Account.
      Policy Charges
      In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

      Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

      Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

      Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

      Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

      Variable  Account Charges

      Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of .90 percent of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)   Investment Transactions

      The  cost  of  shares  purchased,   including   reinvestment  of  dividend
      distributions, during the year ended December 31, 1998, was as follows:

             Capital Appreciation Stock Fund........    $4,760,618
             Growth and Income Stock Fund...........    10,158,204
             Balanced Fund..........................     5,884,896
             Bond Fund..............................     1,020,825
             Money Market Fund......................     3,974,568
             Treasury 2000 Fund.....................         7,253
             International Stock Portfolio..........     1,204,629
             World Governments Series...............        62,445
             Emerging Growth........................     1,823,433
                                                        ----------
                                                       $28,905,871
                                                        ==========

(5)   Unit Activity from Contract Transactions

      Transactions in units of each subaccount of the Account for the years ended December 31, 1998, 1997, and 1996 were as follows:

                               Capital
                             Appreciation        Growth and                                              Money
                               Stock            Income Stock        Balanced           Bond              Market
                             Subaccount          Subaccount        Subaccount        Subaccount        Subaccount
Units outstanding at
December 31, 1995                663,269           907,821         1,522,893           155,381           125,112
Units sold                       516,098           337,323           375,764            29,061           249,298
Units repurchased               (225,833)         (208,539)         (331,106)          (87,030)         (276,956)
                              ----------        ----------        ----------        ----------        ----------
Units outstanding at
December 31, 1996                953,534         1,036,605         1,567,551            97,412            97,454
Units sold                       490,480           313,426           297,548            45,022           342,456
Units repurchased               (252,149)         (194,852)         (296,125)          (27,507)         (298,002)
                              ----------        ----------        ----------        ----------        ----------
Units outstanding at
December 31, 1997              1,191,865         1,155,179         1,568,974           114,927           141,908
Units sold                       340,862           233,645           266,148            43,507           236,364
Units repurchased               (235,746)         (181,819)         (254,086)          (28,421)         (190,395)
                              ----------        ----------        ----------        ----------        ----------
Units outstanding at
December 31, 1998              1,296,981         1,207,005         1,581,036           130,013           187,877
                              ==========        ==========        ==========        ==========        ==========

                               Treasury         International         World           Emerging
                                 2000             Stock            Governments         Growth
                              Subaccount        Subaccount         Subaccount        Subaccount*
Units outstanding at
December 31, 1995                194,133            70,876            19,219              --
Units sold                       102,713           194,181            12,790           151,261
Units repurchased               (100,176)          (48,968)           (7,455)          (33,490)
                                ----------        ----------        ----------        ----------
Units outstanding at
December 31, 1996                196,670           216,089            24,554           117,771
Units sold                        77,604           216,687            46,412           280,804
Units repurchased                (75,054)          (71,570)           (8,295)          (66,642)
                                ----------        ----------        ----------        ----------
Units outstanding at
December 31, 1997                199,220           361,206            62,671           331,933
Units sold                        52,984           141,913             7,299           197,716
Units repurchased                (50,435)          (91,869)          (10,044)          (96,508)
                                ----------        ----------        ----------        ----------
Units outstanding at
December 31, 1998                201,769           411,250            59,926           433,141
                                ==========        ==========        ==========        ==========

*The data is for the period beginning May 1, 1996 (date of initial activity).


(6)   Condensed Financial Information

      The table below gives per unit information about the financial history of each subaccount for each period.

                                    CAPITAL APPRECIATION STOCK SUBACCOUNT                  GROWTH AND INCOME STOCK SUBACCOUNT
                          1998        1997         1996        1995     1994       1998        1997        1996      1995     1994
                          ----        ----         ----        ----     ----       ----        ----        ----      ----     ----
Net asset value:

  Beginning of period    $21.27      $16.31      $13.55     $10.45     $10.00     $60.02     $46.07     $38.09      $29.16    $29.01
  End of period           25.49       21.27       16.31      13.55      10.45      70.17      60.02      46.07       38.09     29.16
Percentage increase
  in unit value
  during period*          19.9%       30.4%       20.4%      29.7%       4.5%      16.9%      30.3%       21.0%      30.6%      0.5%
Number of units
  outstanding at
  end of period       1,296,981   1,191,865     953,534    663,269    588,501  1,207,005  1,155,179  1,036,605     907,821   767,867




                                            BALANCED SUBACCOUNT                                     BOND SUBACCOUNT
                          1998        1997        1996       1995       1994       1998       1997       1996        1995     1994
                          ----        ----        ----       ----       ----       ----       ----       ----        ----     ----
Net  asset value:
  Beginning of period    $38.69      $33.40      $30.41     $25.09     $25.44     $26.43     $24.82     $24.35      $21.11    $21.96
  End of period           43.49       38.69       33.40      30.41      25.09      27.82      26.43      24.82       24.35     21.11
Percentage increase
  in unit value
  during period*          12.4%       15.8%        9.8%      21.2%      -1.4%       5.3%       6.5%       1.9%        15.4%    -3.9%
Number of units
  outstanding at
  end of period       1,581,036   1,568,974   1,567,551  1,522,893  1,433,037    130,013    114,927     97,411      55,381   160,875


                                          MONEY MARKET SUBACCOUNT                              TREASURY 2000 SUBACCOUNT
                          1998        1997        1996       1995       1994       1998       1997       1996        1995     1994
                          ----        ----        ----       ----       ----       ----       ----       ----        ----     ----
Net asset value:

  Beginning of period    $18.47      $17.73      $17.05     $16.33     $15.91      $8.53      $8.05      $7.95       $6.63     $7.20

  End of period           19.24       18.47       17.73      17.05      16.33       9.09       8.53       8.05        7.95      6.63

Percentage increase
  in unit value
  during period*           4.2%        4.1%        4.0%       4.4%       2.6%       6.6%       6.0%       1.3%       19.9%     -7.9%

Number of units
  outstanding at
  end of period         187,877     141,908      97,454    125,112    179,387    201,769    199,220    196,670     194,133   191,747

                             INTERNATIONAL STOCK SUBACCOUNT                            WORLD GOVERNMENTS SUBACCOUNT
                          1998        1997        1996       1995                  1998       1997       1996        1995
                          ----        ----        ----       ----                  ----       ----       ----        ----
Net asset value:

  Beginning of period    $12.33      $12.07      $10.61     $10.00                $11.51     $11.74     $11.39      $10.00

  End of period           14.16       12.33       12.07      10.61                 12.31      11.51      11.74       11.39

Percentage increase
  in unit value
  during period*          14.8%       2.2%        13.7%       6.1%                  6.9%      (2.0%)      3.1%        13.9%

Number of units
  outstanding at
  end of period         411,250     361,206     216,089     70,876                59,926     62,671     24,554      19,219

                           EMERGING GROWTH SUBACCOUNT**
                          1998        1997        1996
                          ----        ----        ----
Net asset value:

  Beginning of period    $12.21      $10.11      $10.00

  End of period           16.24       12.21       10.11

Percentage increase
  in unit value
  during period*          33.0%       20.8%       1.1%

Number of units
  outstanding at
  end of period         433,141     331,933     117,771


For the Money Market Subaccount, the "seven-day average yield" for the seven days ended December 31, 1998, was 3.75% and the "effective yield" for that period was 3.86%.

   *The amount of premium invested in CUNA Mutual Life Variable Account is the amount remaining after the policy charges described in footnote 3 have been deducted. The policy charges have not been taken into account in this calculation. Inclusion of the policy charges would reduce the percentage increase in unit value during the period.

  **The data is for the period beginning May 1, 1996 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Independent Auditors' Report


The Board of Directors
CUNA  Mutual  Life  Insurance  Company and  Contract
    Owners of CUNA Mutual Life Variable Account:

We have audited the statements of assets and liabilities of the Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount, Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and the Emerging Growth Subaccount of the CUNA Mutual Life Variable Account as of December 31, 1998; the related statements of operations and changes in net assets for each of the years in the three-year (two years and eight months for the Emerging Growth Subaccount) period then ended; and the condensed financial information for each of the years in the five-year (four years for International Stock Subaccount and World Governments Subaccount, and two years and eight months for the Emerging Growth Subaccount) period then ended. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1998, were verified by audit of the statements of assets and liabilities of the underlying funds of Ultra Series Fund and confirmation with MFS Variable Insurance Trust and T. Rowe Price. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Stock Subaccount, Growth and Income Stock Subaccount, Balanced Subaccount, Bond Subaccount, Money Market Subaccount,
Treasury 2000 Subaccount, International Stock Subaccount, World Governments Subaccount, and the Emerging Growth Subaccount of the CUNA Mutual Life Variable Account as of December 31, 1998; the results of their operations and changes in their net assets for each of the years in the three-year (two years and eight months for the Emerging Growth Subaccount) period then ended; and the condensed financial information for each of the years in the five-year (four years for International Stock Subaccount and World Governments Subaccount, and two years and eight months for the Emerging Growth Subaccount) period then ended in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP

Des Moines, Iowa
February 5, 1999

                       CUNA MUTUAL LIFE INSURANCE COMPANY


               Financial Statements and Supplementary Information

                           December 31, 1998 and 1997


                       (With Independent Auditors' Report)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 1998 and 1997
                                 (in thousands)

                        Admitted Assets                                                    1998               1997
                        ---------------                                                    ----               ----
Investments:
   Fixed maturities                                                                   $ 1,517,147         $ 1,570,735
   Equity securities:
   Preferred stock                                                                             71                 102
     Common stock                                                                          77,036              57,292
   Mortgage loans on real estate                                                          306,037             362,958
   Investment real estate                                                                  62,345              64,771
   Policy loans                                                                           101,569             101,061
   Other invested assets                                                                   16,799              11,459
   Receivable for securities                                                               19,886              14,394
   Cash and short-term investments                                                         74,740              27,260
                                                                                        ---------           ---------
       Total investments                                                                2,175,630           2,210,032

Premiums receivable                                                                        15,147              12,534
Accrued investment income                                                                  28,005              30,540
Electronic data processing equipment                                                        2,230               2,822
Due from affiliates and related parties                                                     8,121              12,093
Federal income tax recoverable                                                                 --               2,158
Other assets                                                                                2,295               2,936
Separate accounts                                                                       1,830,012           1,198,978
                                                                                        ---------           ---------
Total admitted assets                                                                 $ 4,061,440        $  3,472,093
                                                                                        =========           =========

                    Liabilities and Surplus
Liabilities:
   Policy reserves:
     Life insurance and annuity contracts                                             $ 1,672,272         $ 1,749,927
     Accident and health insurance                                                         12,611              11,795
   Supplementary contracts without life contingencies                                      76,131              72,664
   Policyholders' dividend accumulations                                                  156,151             153,931
   Policy and contract claims                                                               9,915               7,232
   Other policyholders' funds:
     Dividends payable to policyholders                                                    24,450              23,780
     Premiums and other deposit funds                                                       4,194               4,693
   Interest maintenance reserve                                                             5,694               3,531
   Amounts held for others                                                                 18,923              20,500
   Commissions, expenses, taxes, licenses and fees accrued                                 14,594              13,133
   Asset valuation reserve                                                                 48,395              41,756
   Loss contingency reserve for investments                                                 5,800               6,050
    Federal income taxes due and accrued                                                    5,025                  --
   Note payable                                                                             1,300               1,300
   Other liabilities                                                                       15,639               6,823
   Separate accounts                                                                    1,784,589           1,164,297
                                                                                        ---------           ---------
Total liabilities                                                                       3,855,683           3,281,412
                                                                                        ---------           ---------
Surplus:
   Unassigned surplus                                                                     205,757             190,681
                                                                                        ---------           ---------
Total surplus                                                                             205,757             190,681
                                                                                        ---------           ---------
Total liabilities and surplus                                                         $ 4,061,440         $ 3,472,093
                                                                                        =========           =========

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 1998, 1997 and 1996
                                 (in thousands)

                                                                       1998                1997               1996
                                                                       ----                ----               ----
Income:
   Premiums and other considerations:
     Life and annuity contracts                                     $ 466,203           $ 414,724           $ 346,584
     Accident and health                                               18,292              14,886              12,007
     Supplementary contracts and dividend accumulations                43,547              44,194              46,303
     Other deposit funds                                              159,786             114,825              51,322
   Net investment income                                              148,998             168,192             174,573
   Reinsurance commissions                                              7,871               9,601               9,962
   Separate accounts income and fees                                   15,858               9,885               4,883
   Other income                                                         5,794               5,862               3,761
                                                                      -------             -------             -------
       Total income                                                   866,349             782,169             649,395
                                                                      -------             -------             -------
Benefits and expenses:
   Death benefits                                                      41,908              37,430              33,592
   Annuity benefits                                                    82,074              49,095              39,086
   Surrender benefits                                                 189,343             176,291             143,867
   Payments on supplementary contracts without life
     contingencies and dividend accumulations                          47,431              44,747              48,896
   Other benefits to policyholders and beneficiaries                   18,244              17,509              12,703
   Decrease in policy reserves - life and annuity
     contracts and accident and health insurance                      (76,839)            (78,148)            (54,954)
   Increase in liabilities for supplementary contracts without life
     contingencies and policyholders' dividend accumulations            5,687               6,954               8,328
   Decrease in group annuity reserves                                    (225)                 (2)               (233)
   Increase in benefit funds                                              870               3,975               4,075
   Commissions                                                         43,396              37,017              37,529
   General insurance expenses, including cost of
     collection in excess of loading on due and deferred
     premiums and other expenses                                       60,126              60,722              51,004
   Insurance taxes, licenses, and fees                                  5,909               6,939               6,199
   Net transfers to separate accounts                                 408,384             369,788             272,028
                                                                      -------             -------             -------
       Total benefits and expenses                                    826,308             732,317             602,120
                                                                      -------             -------             -------
Income before dividends to policyholders, federal
   income taxes, and net realized capital (losses) gains               40,041              49,852              47,275

Dividends to policyholders                                             24,441              23,670              23,286
                                                                      -------             -------             -------
Income before federal income taxes and net
   realized capital (losses) gains                                     15,600              26,182              23,989

Federal income taxes                                                    4,436              12,208               7,713
                                                                      -------             -------             -------
Income before net realized capital (losses) gains                      11,164              13,974              16,276

Net realized capital (losses) gains, less federal income taxes
   and transfers to the interest maintenance reserve                     (317)              3,885                 171
                                                                      -------             -------             -------
Net income                                                          $  10,847           $  17,859           $  16,447
                                                                      =======             =======             =======

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
              Statutory Statements of Changes in Unassigned Surplus
                  Years Ended December 31, 1998, 1997 and 1996
                                 (in thousands)


                                                                       1998                1997             1996
                                                                       ----                ----             ----

Balance at beginning of year                                        $ 190,681           $ 163,304         $ 154,028
                                                                      -------             -------           -------

Increase (decrease) in unassigned surplus:
   Net income                                                          10,847              17,859            16,447
   Change in net unrealized gains (losses)                             10,070               6,752            (7,135)
   Change in asset valuation reserve                                   (6,639)                257            (9,811)
   Change in nonadmitted assets                                           543                 285             2,695
   Change in surplus of separate accounts                                 (64)                209            (2,071)
   Change in separate account seed money                                   64                (189)            2,232
   Subsidiary surplus distribution                                         --                  --            13,858
   Change in loss contingency for investments                             250               2,200            (6,954)
   Other miscellaneous changes                                              5                   4                15
                                                                      -------             -------           -------
       Net increase in unassigned surplus                              15,076              27,377             9,276
                                                                      -------             -------           -------
Balance at end of year                                              $ 205,757           $ 190,681         $ 163,304
                                                                      =======             =======           =======

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Cash Flows
                  Years Ended December 31, 1998, 1997 and 1996
                                 (in thousands)

                                                                       1998                1997               1996
                                                                       ----                ----               ----
Cash from operations Premiums and other considerations:
     Life and annuity contracts                                     $ 463,537           $ 412,840            $345,095
     Accident and health                                               17,903              14,754              11,911
     Supplementary contracts and dividend accumulations                43,546              44,194              46,303
     Other deposit funds                                              159,786             114,826              51,322
   Investment income received                                         160,304             177,984             176,394
   Reinsurance commissions                                              7,871               8,425              13,210
   Separate accounts income and fees                                   15,858               9,885               1,129
   Other income                                                         4,786               4,931              57,268
                                                                      -------             -------             -------
       Total provided from operations                                 873,591             787,839             702,632
                                                                      -------             -------             -------

   Life and accident and health claims paid                            46,128              42,004              38,809
   Surrender benefits paid                                            189,343             176,291             143,867
   Other benefits to policyholders paid                               140,575             105,505              95,785
   Commissions, other expenses and taxes paid,
     excluding federal income taxes                                   107,589             105,834              89,017
   Dividends to policyholders paid                                     23,756              23,161              22,542
   Federal income taxes                                                  (181)             14,558              15,804
   Net transfers to separate accounts                                 419,156             383,942             281,652
   Interest paid on defined benefit plans                               1,338               3,507               4,104
   Other                                                                   --                 189                 684
                                                                      -------             -------             -------
       Total used in operations                                       927,704             854,991             692,264
                                                                      -------             -------             -------
       Net cash (used in) from operations                             (54,113)            (67,152)             10,368
                                                                      -------             -------             -------
Cash from investments
   Proceeds from investments sold, matured or repaid:
     Fixed maturities                                                 296,732             285,135             226,919
     Equity securities                                                 17,412              17,223              29,960
     Mortgage loans on real estate                                     77,980              47,892              52,773
     Other invested assets                                                562                 969                 831
     Investment real estate                                             3,950              17,701                 700
                                                                      -------             -------             -------
       Total investment proceeds                                      396,636             368,920             311,183
                                                                      -------             -------             -------
   Cost of investments acquired:
     Fixed maturities                                                 243,804             200,692             237,191
     Equity securities                                                 24,923              29,724              26,235
     Mortgage loans on real estate                                     17,956               4,704              31,025
     Investment real estate                                             5,222              10,929              10,060
     Other invested assets                                             10,461                  --                --
     Other cash used                                                      109               4,098               2,148
                                                                      -------             -------             -------
       Total investments acquired                                     302,475             250,147             306,659
   Increase (decrease) in policy loans and premium notes                  500                (475)                664
                                                                      -------             -------             -------
       Net cash from investments                                       93,661             119,248               3,860
                                                                      -------             -------             -------
Cash from financing and miscellaneous sources
   Transfer of defined benefit pension plan assets                         --             (42,247)                 --
   Other cash provided (applied), net                                   7,932             (15,879)              3,762
                                                                      -------             -------             -------
       Net cash from (used in) financing and
            miscellaneous sources                                       7,932             (58,126)              3,762
                                                                      -------             -------             -------
Reconciliation of cash and short-term investments:
   Net change in cash and short-term investments                       47,480              (6,030)             17,990
   Cash and short-term investments at beginning of year                27,260              33,290              15,300
                                                                      -------             -------             -------
   Cash and short-term investments at end of year                   $  74,740           $  27,260           $  33,290
                                                                      =======             =======             =======
See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements
                        December 31, 1998, 1997 and 1996

(1) Summary of Significant Accounting Policies

    Company Operations

    CUNA Mutual Life Insurance Company (the Company) offers a full range of ordinary life and health insurance products through face-to-face and direct response distribution systems. The Company's operations are conducted in 49 states and the District of Columbia. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

    Basis of  Presentation

    The  accompanying  statutory  financial  statements  have been  prepared  in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Prescribed statutory accounting practices are promulgated by the National Association of Insurance Commissioners (NAIC), as well as through state laws, regulations, and general administration rules. Permitted statutory accounting practices encompass all accounting procedures other than those prescribed. The Company is currently applying only prescribed accounting practices. Statutory accounting practices vary in some respects from generally accepted accounting principles. The more significant of these differences are as follows:

       o The costs related to acquiring business are charged to income in the year incurred and, thus, are not amortized over the periods benefited, whereas the premium income is recorded into earnings on a pro rata basis over the premium-paying periods covered by the policies;
       o Adjustments reflecting the revaluation of investments at statement date and equity in earnings of subsidiary companies are carried to the statements of changes in unassigned surplus as "net unrealized gains or losses," without providing for income taxes, or income tax reductions, with respect to net unrealized gains or losses;
       o Majority owned subsidiaries are not consolidated and are carried at their underlying book value using the equity method of accounting;
       o Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals;
       o Derivative investment contract hedging fixed income securities are carried on the statutory financial statements at the amortized cost, if any, versus at the estimated fair value of the contract;
       o Deferred federal income taxes are not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities;
       o "Nonadmitted assets" (principally, the airplane, prepaid insurance and expenses, furniture, equipment and certain receivables) are excluded from the balance sheets through a direct charge to surplus;
       o The asset valuation reserve is recorded as a liability by a direct charge to surplus;
       o The interest maintenance reserve defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities;
       o Reserves established for potential bond and mortgage loan defaults or real estate impairments are recorded as liabilities by direct charges to surplus;
       o Pension expense reflects the amount funded during the year and disclosures related to the pension plan are in accordance with ERISA requirements;
       o Assets and liabilities are recorded net of ceded reinsurance balances; and
       o Deposits, surrenders and benefits on universal life and annuity contracts are recorded in the statements of operations.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, continued

    Basis of Presentation, Continued

    A reconciliation of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31 are as follows (in thousands):

    Net Income                                             1997          1996
    Statutory net income                                 $17,859       $16,447
    Adjustments:
       Federal income taxes                                1,555        (9,500)
       Deferred policy acquisition costs                  18,593        15,566
       Insurance reserves                                 (9,651)       (2,181)
       Investments                                          (414)        8,590
       Pension benefits                                    1,175        (1,457)
       Other                                              (1,877)       (2,365)
                                                          ------        ------
    GAAP net income                                      $27,240       $25,100
                                                          ======        ======

    Surplus                                                1997          1996
    -------                                                ----          ----
    Statutory surplus                                   $190,681      $163,304
    Adjustments:
       Federal income taxes                                7,436         6,576
       Deferred policy acquisition costs                 142,710       130,655
       Insurance reserves                                (71,352)      (61,701)
       Investments                                        37,409        33,231
       Employee benefits                                 (20,072)      (21,744)
       Dividends payable to policyholders                 11,890        11,635
       Other                                               5,211         2,955
                                                         -------       -------

    GAAP Surplus                                        $303,913      $264,911
                                                         =======       =======

    The effects of these variances on net income and surplus at December 31, 1998, although not reasonably determinable as of this date, are presumed to be material.


    Valuation of Investments

    Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC). Fixed maturities and short-term investments are generally carried at amortized cost, preferred equity securities at cost, common equity securities of unaffiliated companies at fair value, and mortgage loans at the amount of outstanding principal adjusted for unamortized premiums and discounts. Fixed maturities that the NAIC has determined are impaired in value are carried at the lower of amortized cost or estimated fair value. Real estate acquired in satisfaction of debt is valued at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure. The adjusted basis is subsequently depreciated. Investments in limited partnerships are included in other invested assets, and investments in subsidiaries are carried at the Company's share of the underlying net equity of the investment. Home office real estate is carried at depreciated cost. Policy loans are stated at their aggregate unpaid balances.

    Realized gains and losses on the sale of investments are reported in income based upon the first-in, first-out method. The net unrealized gains and losses attributable to the adjustment from book value to carrying value for all investments are reflected in surplus.


    Provision for Depreciation

    The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, continued

    Policy Reserves

    During 1988, the Company began using the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table. Prior to the adoption of the 1980 C.S.O. table, reserves were recorded using the 1958 C.S.O. table. The 1958 C.S.O. table is used with interest rate assumptions ranging from 2.5 percent to 5.0 percent. The 1980 C.S.O. table is used with interest rate assumptions ranging from 3.5 percent to 5.5 percent. With respect to older policies, the mortality table and interest assumptions vary from the American Experience table with 2.5 to 4 percent interest to the 1941 C.S.O. table with 2.5 percent interest. Approximately 24 percent of the life reserves are calculated on a net level reserve basis and 76 percent on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using continuous Commissioners' Annuity Reserve Valuation Method (CARVM) with interest assumptions ranging from 2.5 percent to 7.5 percent.

    Provision for Participating Policy Dividends

    The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued. Participating business comprised 99.9 percent of ordinary life insurance in force and premiums received during 1998.

    Statutory Valuation Reserves

    The asset valuation reserve (AVR) provides a reserve for fluctuations in the values of invested assets, primarily common stocks. Changes in the AVR are charged or credited directly to surplus.

    An interest maintenance reserve (IMR) is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities.

    Electronic Data Processing Equipment

    Electronic data processing equipment is carried at cost less accumulated depreciation of $6,744,419 and $6,023,003 at December 31, 1998 and 1997,
    respectively. The equipment is being depreciated using the straight-line method over a five-year period.

    Pension Costs

    Pension costs relating to the Company's pension plans are computed on the basis of accepted actuarial methods. The annual contributions are computed according to the aggregate funding method, which produces an annual normal cost at each valuation date. Such annual normal cost provides for spreading the excess of the present value of future benefits over the value of the assets of the plan as a level percentage of payroll over the remaining period of service of active employees on the valuation date based upon the actuarial assumptions adopted. Gains and losses which arise on each valuation date as the result of differences between the actual experience and that expected by the actuarial assumptions are spread over the remaining period of service of active employees. The Company's policy is to fund pension costs accrued.

    Risks and Uncertainties

    In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheets and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following elements of the financial statements are most affected by the use of estimates and assumptions:
         o Investment valuations
         o Insurance reserves

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

(1) Summary of Significant Accounting Policies, continued

    Risks and Uncertainties, continued

    The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques that attempt to match the duration of the assets with the estimated duration of the liabilities. The Company had derivative financial instruments at December 31, 1998 and 1997, which are discussed in note 2.

    The Company is subject to the risk that issuers of securities or mortgage loans owned by the Company will default or other parties, including reinsurers who owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining strong reinsurance and credit and collection policies.

    The Company is subject to the risk that the legal or regulatory environment in which the Company operates will change and create additional costs and expenses not anticipated by the Company in pricing its products. In other words, regulatory initiatives designed to reduce insurer profits or new legal theories may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating in a geographically diverse area, thus reducing its exposure to any single jurisdiction; closely monitoring the regulatory environment to anticipate changes; and by using underwriting practices that identify and minimize the potential adverse impact of this risk.

    Disclosures about Fair Value of Financial Instruments

    Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about existing on and off balance sheet financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all non-financial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

       Cash, short-term investments, accrued investment income and policy loans:
       The carrying amounts reported for these instruments approximate their fair values because of the short-term nature of these instruments.

       Fixed maturities and equity securities: Fair values for fixed maturities are based on quoted market prices where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for unaffiliated equity securities are based on quoted market prices. The carrying values and fair value for these instruments is disclosed in note 2.

       Derivative financial instruments: The carrying values and fair value for these instruments is disclosed in note 2.

       Mortgage loans on real estate: The fair values for mortgage loans are estimated using discounted cash flow analysis, at interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. The carrying and fair values for these instruments are disclosed in note 2.

       Other invested assets: The fair value of joint ventures and partnership interests in common stock approximate their carrying values or are estimated using discounted cash flow analysis. The estimated fair value for other invested assets for 1998 and 1997 was $16,596,994 and $10,163,876, respectively.

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                     Notes to Statutory Financial Statements

(1)  Summary of Significant Accounting Policies, continued

    Disclosures about Fair Value of Financial Instruments, continued

       Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand. The carrying amounts reported in these accounts approximate their fair values.

       Investment contracts: The fair values of the Company's liabilities under investment type insurance contracts are estimated using the cash surrender value of the contracts. The carrying value and estimated fair value of these liabilities were $1,100,993,513 and $1,096,826,483 for 1998 and $1,242,817,910 and $1,233,846,222 for 1997, respectively.

    Derivative Financial Instruments

    The Company enters into derivatives, primarily interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities are stated at amortized cost, if any, and hedges of equity securities are stated at market value. See note 2 for additional information related to these agreements.

    Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

    Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

    Separate Accounts

    Separate account assets are funds of separate account contractholders and the Company, segregated into accounts with specific investment objectives. The assets are generally carried at fair value. An offsetting liability is maintained to the extent of contractholders' interests in the assets.

    Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus. Contractholders' interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in operations.

    Statutory Accounting Practices

    The NAIC has developed a codification of Statements of Statutory Accounting Principles (SSAP's) which, pending approval of the Iowa Department of Commerce, Insurance Division, will take effect January 1, 2001. The effect of adopting the SSAP's will be reported as an adjustment to unassigned surplus on the effective date. Although generally consistent with current accounting practices, there are differences that could have a material impact on the Company; the ultimate impact on unassigned surplus has not been determined.

    Reclassifications

    Certain amounts previously reported in prior years' financial statements have been reclassified to conform to the current year presentation.

(2) Investments

    Fixed Maturities

    The carrying value, gross unrealized gains and losses and the estimated fair value of investments in fixed maturities as of December 31, 1998 and 1997 are as follows (in thousands):

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, continued

    Fixed Maturities, continued
                                                                     Gross                 Gross
                                             Carrying             unrealized            unrealized             Estimated
    Description                                value                 gains                losses              fair value
    1998:
    United States treasury
       and government securities         $     56,037              $  2,539             $      --             $  58,576
    States and political
       subdivisions securities                     38                    --                    --                    38
    Foreign government securities              16,433                 1,487                    --                17,920
    Corporate securities                      885,831                52,988                 1,629               937,190
    Mortgage-backed securities                524,821                 9,794                 3,703               530,912
    Other debt securities                      33,987                 1,963                    --                35,950
                                             --------                ------                 -----              --------
                                           $1,517,147               $68,771                $5,332            $1,580,586
                                             ========                ======                 =====              ========

    1997:
    United States treasury
       and government securities         $     62,478              $  1,532              $     38           $    63,972
    States and political
       subdivisions securities                     47                    --                    --                    47
    Foreign government securities              16,428                 1,154                    --                17,582
    Corporate securities                      989,245                49,050                 2,648             1,035,647
    Mortgage-backed securities                464,286                11,203                   349               475,140
    Other fixed maturities                     38,251                 1,640                    --                39,891
                                             --------                ------                 -----              --------
                                           $1,570,735               $64,579                $3,035            $1,632,279
                                             ========                ======                 =====              ========

    A provision of $408,937and $361,018 at December 31, 1998 and 1997, respectively, has been provided for fixed maturities that have been determined by the NAIC to have an impairment in value. In addition to the asset valuation reserve provision, a loss contingency reserve of $1,700,000 has been established at December 31, 1998 and 1997, for projected fixed maturity losses.

    The carrying value and estimated fair value of investments in fixed maturities as of December 31, 1998 are shown below by contractual maturity (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Carrying          Estimated
                                                     value          fair value
       Due in 1 year or less                     $   307,807       $    326,471
       Due after 1 year through 5 years              392,658            417,246
       Due after 5 years through 10 years            270,020            282,911
       Due after 10 years                             21,841             23,045
                                                    --------           --------
                                                     992,326          1,049,673
       Mortgage-backed securities                    524,821            530,913
                                                    --------           --------
                                                  $1,517,147         $1,580,586
                                                    ========           ========

    The average duration until maturity for the above fixed maturities, excluding mortgage-backed securities, is 3.51 years.

    Proceeds from sales of fixed maturities were $66,334,584, $43,061,083 and $86,235,854 during 1998, 1997 and 1996, respectively. Gross gains of
    $1,734,636,  $589,958 and $807,839 and gross losses of $1,885,632,  $137,218 and $3,080,341 were realized on those sales in 1998, 1997 and 1996, respectively. Net realized capital gains (losses), less applicable income taxes of $3,207,823, $1,852,451 and $974,141 were transferred to the IMR in 1998, 1997 and 1996, respectively.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, continued

    Equity Securities

    The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated equity securities are as follows (in thousands):

                                                                           Gross            Gross           Estimated
                                                                        unrealized        unrealized          fair
                                                          Cost             gains            losses            value
                                                          ----             -----            ------            -----
    December 31, 1998
       Common stock                                     $55,551            20,297           (2,090)           73,758
       Preferred stock                                       71                --               (4)               67
    December 31, 1997
       Common stock                                     $44,298            14,010           (2,323)           55,985
       Preferred stock                                      102                 4               --               106

    Mortgage Loans on Real Estate

    The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one state are not greater than 20 percent (14 percent in Illinois) of the aggregate mortgage loan portfolio balance and loans of no more than 2 percent of the aggregate mortgage loan portfolio balance are made to any one borrower. In addition to the asset valuation reserve provision, a loss contingency reserve of $2,000,000 has been provided for mortgage loans on real estate as of December 31, 1998 and 1997.

    The carrying value and estimated fair value of mortgage loans as of December 31, 1998 and 1997 are as follows (in thousands):

                                       Carrying                Estimated
                                         value                fair value
              1998                      $306,037                $328,591
              1997                       362,958                 385,689

    Assets Designated

    The carrying values of assets designated for regulatory authorities as of December 31 are as follows (in thousands):
                                                 1998                    1997
                                                 ----                    ----
              Fixed maturities and
                 short-term investments       $1,527,512              $1,565,951
              Mortgage loans on real estate      306,037                 362,958
              Policy loans                       101,569                 101,061
                                                --------                --------
                                              $1,935,118              $2,029,970
                                                ========                ========

    Net Investment Income

    Components of net investment income as of December 31 are as follows (in thousands):

                                                              1998                    1997                    1996
                                                              ----                    ----                    ----
              Fixed maturities                               $114,421                $123,395                $124,778
              Equity securities                                 1,198                     458                   1,744
              Mortgage loans on real estate                    29,057                  34,372                  37,968
              Investment real estate                            9,244                  10,158                  11,456
              Policy loans                                      6,664                   6,571                   6,513
              Other invested assets                            (2,244)                  4,711                   4,390
              Short-term investments                            2,175                   2,689                   2,222
              Derivative financial instruments                 (1,835)                 (1,445)                   (360)
              Other                                             2,911                      11                      79
                                                              -------                 -------                 -------
                  Gross investment income                     161,591                 180,920                 188,790
              Less investment expenses                         12,593                  12,728                  14,217
                                                              -------                 -------                 -------
                  Net investment income                      $148,998                $168,192                $174,573
                                                              =======                 =======                 =======

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, continued

    Realized Gains and Losses

    Net realized investment gains and losses as of December 31 are summarized as follows (in thousands):

                                                              1998                    1997                    1996
                                                              ----                    ----                    ----
              Fixed maturities                              $(1,645)                  $1,843                 $(3,194)
              Equity securities                               3,832                    2,853                   6,466
              Mortgage loans on real estate                   2,965                    1,030                    (433)
              Investment real estate                            413                    3,056                     428
              Derivative financial instruments                 (108)                      --                  (3,068)
              Short-term investments and other
                 invested assets                                 --                       12                      --
                                                               ----                     ----                    ----
                                                              5,457                    8,794                     199
              Less:
                  Capital gains tax                           2,566                    3,057                    (946)
                  Transfer to interest maintenance reserve    3,208                    1,852                     974
                                                               ----                     ----                    ----
                  Net realized investment gains              $ (317)                  $3,885                $    171
                                                               ====                     ====                    ====

    Investment Expenses
    The Company incurs expense in managing its investment portfolio and producing investment income. These expenses, which include salaries, brokerage fees, securities custodial fees, real estate expenses and the like, are deducted from investment income to determine the net investment
    income   reported  in  the  financial   statements.

    Derivative   Financial Instruments
    As of December 31, 1998,  the Company had an interest rate swap agreement with a major financial institution, having a notional amount of $100 million. Under the agreement, the Company receives interest payments at a floating rate based on an interest rate index, which was 4.22 percent as of December 31, 1998, and pays interest on the same notional amount at a fixed rate, which was 6.96 percent. Amounts exchanged as a part of the interest rate differential are accounted for as adjustments to investment income. This interest rate swap agreement is scheduled to terminate in the year 2000. As of December 31, 1998, the fair value of the interest swap agreement was ($3,420,000). This negative fair value represents the estimated amount the Company would have to pay at December 31, 1998, to cancel the contract or transfer it to another party.

    As of December 31, 1998, the Company had three interest rate cap agreements with two major financial institutions, having a total notional amount of $500 million. The Company paid $2,280,000 for these agreements which terminate in 1999. The agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements. The fair value, which was -0- as of December 31, 1998, represents the estimated amount the Company would receive if it transferred the agreements to another party. As of December 31, 1998, the carrying value of the caps was $514,860.

    In October 1998, the Company entered into a one-year total return swap agreement. The purpose is to increase exposure to the high yield bond market, consistent with the Company's strategic asset allocation. The Company pays interest on a notional amount of $25 million based on the one-month LIBOR interest rate and receives the total return of a high yield bond index on the same notional amount. Net settlements are made quarterly. The position is further hedged by ownership of a $25 million one-year bond that pays a floating rate that is also based upon LIBOR. The net effect is the equivalent of a $25 million investment in high yield fixed maturities without incurring the specific credit risks and transaction costs of purchasing individual securities. As of December 31, 1998, the Company has recognized $510,808 of income relating to this derivative investment and its fair value was $575,000.

    During 1998, the Company sold S&P Stock Index futures with a face amount of approximately $3.9 million. The purpose of the sales was to reduce exposure to the domestic equity market, consistent with the Company's strategic asset allocation. The futures positions were closed out prior to the end of the year with a loss of $108,448 after certain equity investments were sold and the futures were no longer necessary.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(2) Investments, continued

    Derivative Financial Instruments, continued

    The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its swap and cap agreements. The Company anticipates, however, that the counter-parties will be able to fully satisfy their obligations under the contracts. The Company monitors the credit standing of the counter-parties. The futures contracts are traded in an exchange and have no counter-party risk.

(3) Investment Real Estate

    A summary of investment real estate held as of December 31 is as follows (in thousands):

                                                     1998           1997
              Cost:
                Investment real estate              $83,537        $84,297
                Home office                          16,064         15,615
                                                     ------         ------
                                                     99,601         99,912
              Less accumulated depreciation          37,256         35,141
                                                     ------         ------
                                                    $62,345        $64,771
                                                     ======         ======

    Investment real estate and the home office buildings are being depreciated using the straight-line basis over the useful lives of these assets. In addition to the asset valuation reserve provision, a loss contingency reserve of $2,100,000 and $2,350,000 at December 31, 1998 and 1997,
    respectively, has been provided for investment real estate.

(4) Note Payable

    As of December 31, 1998, the Company has an outstanding liability for borrowed money in the original amount of $1,300,000 as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California. The loan is secured by real estate property with an appraisal value that exceeds the loan principal balance. The loan will be amortized on a straight-line basis over 240 months beginning in September, 2001. The loan agreement includes a grant provision forgiving 15 percent of the original balance in September, 2001 upon the fulfillment of conditions specified in the loan agreement. It is the Company's opinion that these conditions have been fully satisfied.

(5) Affiliation and Transactions with Affiliates and Related Parties

    The Company has entered into an agreement of permanent affiliation with CUNA Mutual Insurance Society (CMIS), a mutual multi-line insurer domiciled in Wisconsin. The agreement is not a merger or consolidation, in that both companies remain separate corporate entities, and both continue to be separately owned and ultimately controlled by their respective policyholder groups, who retain their voting rights without change. The agreement terms include a provision for reinsurance of each company's individual life and health business, joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market, and a provision for the sharing of certain resources and facilities. Expenses relating to shared resources and facilities are allocated between the companies and their subsidiaries under a jointly developed cost-sharing agreement. Expenses are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled at least annually. Subsequent to each year-end, the expense allocation process is subject to review by each company. Based on these reviews, allocated expenses to each company may be adjusted, if determined necessary. The Company's allocated expenses were increased by $154,672, $975,672 and $736,162, during 1998, 1997 and 1996, respectively.

    On July 1, 1998, the Company formed a non-insurance subsidiary, CMIA Wisconsin, Inc.. This subsidiary employs representatives who sell property and casualty insurance coverage on behalf of the CUNA Mutual Group. CMIA Wisconsin, Inc., is reimbursed for the costs associated with providing these employment services by CUNA Mutual Insurance Agency, Inc., a non-insurance affiliate, under terms of a service agreement between the two entities.

    Equity security investments on December 31, 1998, include the Company's wholly owned subsidiaries, Red Fox Motor Hotel Corporation and CMIA Wisconsin, Inc. and the 50 percent ownership of CIMCO Inc. (CIMCO), a non-insurance affiliate. The carrying value of the subsidiary investments on the Company's books amounted to $3,278,009 and $1,306,903 at December 31, 1998 and 1997, respectively. Included in net investment income for 1996 was dividend income of $1,328,364 from Century Life Insurance Company (a former wholly owned subsidiary).

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements


(5) Affiliation and Transactions with Affiliates and Related Parties, continued

    The Company allocates expenses to its subsidiaries. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled monthly.

    The Company has a note  receivable from CUNA Mutual  Investment  Corporation
    (CMIC) with a stated maturity date of January 15, 2011. The effective yield on the date of the agreement was 10.62 percent. The yield varies over the life of the note, as both the yield and the payment stream are determined based on the pay-down activity of an underlying notional pool of Federal National Mortgage Association mortgages. The structure of this arrangement provides a hedge against the Company's fixed maturity holdings, as the return varies inversely with the return on the fixed maturity portfolio. The carrying value of the note was $5.1 million and $7.2 million at 1998 and 1997, respectively, and is included in other invested assets.

    The Company is party to an agreement with CIMCO for investment advisory services. CIMCO, 50 percent of which is owned by the Company and 50 percent owned by CMIC, provides an investment program, which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to CIMCO totaling $2,172,000, $2,115,000 and $2,581,800, for 1998, 1997 and 1996, respectively.

    CUNA Mutual created its own proprietary mutual funds entitled MEMBERS Mutual Funds, which became available to the public in 1998. The carrying value of the Company's investments in the funds was $20,332,202 and $11,000,078 at 1998 and 1997, respectively.


(6) Separate Accounts

    The Company has three separate account components. The first component is used for the investment of premiums on flexible premium variable universal life insurance policies and has nine subaccounts, which invest exclusively in shares of a single corresponding fund. The funds consist of the following: Capital Appreciation Stock, Growth and Income Stock, Balanced (combination of common stock and bond), Bond, Money Market, Treasury 2000, International Stock, World Governments, and Emerging Growth. The second component is used for the investment of group annuity premium deposits and has 10 subaccounts, which invest in all but the Treasury 2000 fund, plus High Income and Developing Markets subaccounts. The third component is used for the investment of premiums received on variable annuity contracts and has 10 subaccounts, which invest in all but the Treasury 2000 fund, plus High Income and Developing Markets subaccounts.

(7) Annuity Reserves and Deposit Liabilities

    The withdrawal characteristics of the Company's annuity contracts and deposit funds as of December 31 are as follows (in thousands):
                                                         1998             1997
                                                         ----             ----
     Subject to discretionary withdrawal:
        With market value adjustments               $   724,535     $    581,114
        At book value, less surrender charge            298,044          431,984
        At market value                               1,181,132          749,944
        At book value, no charge or adjustment          714,170          710,936
                                                       --------         --------
                                                      2,917,881        2,473,978
        Not subject to discretionary withdrawal          41,091           39,800
                                                       --------         --------
                                                      2,958,972        2,513,778
        Reinsurance ceded                               395,706          437,765
                                                       --------         --------
                                                     $2,563,266       $2,076,013
                                                       ========         ========
(8) Reinsurance

    In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company would be liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements


(8)       Reinsurance, continued


    The effects of reinsurance on premium income and on benefit expenses incurred are as follows (in thousands):


                                               1998          1997         1996
                                               ----          ----         ----
    Premium income:
        Direct                               $458,408      $423,146     $371,031
        Assumed                                48,355        39,644       30,942
        Ceded                                  22,268        33,180       43,382
                                              -------       -------       ------
    Premium income, net of reinsurance       $484,495      $429,610     $358,591
                                              =======       =======       ======


    Benefit expenses:
        Direct                              $136,727      $100,413       $84,171
        Assumed                               13,875        11,266         8,421
        Ceded                                 13,667        12,501        11,328
                                             -------        ------         -----
    Benefit expenses, net of reinsurance    $136,935     $  99,178       $81,264
                                             =======        ======         =====



    All assumed business in the above table is assumed from affiliates and the amounts ceded includes $18,369,127, $30,117,985 and $40,853,178 premiums as of  December  31,  1998,  1997  and  1996,  respectively,  and  $12,278,628,
    $11,140,828 and $10,214,240 benefits ceded as of December 31, 1998, 1997 and
    1996, respectively, to affiliated companies. Policy reserves and claim liabilities are net of reinsurance balances of $464,939,512, $501,275,170 and $534,173,135 at December 31, 1998, 1997 and 1996, respectively.

(9)      Federal Income Taxes

    The Company files a consolidated life/nonlife federal income tax return with its subsidiaries, Red Fox Motor Hotel Corporation, PLAN AMERICA Program, Inc., and CMIA of Wisconsin, Inc. The Company's policy is to collect from or refund to its subsidiaries the amount of taxes applicable to its operations had it filed a separate return. Net federal income taxes payable or recoverable reflect balances payable to or due from subsidiaries and the Internal Revenue Service (IRS) as follows (in thousands):
                                               1998                    1997
                                               ----                    ----
           Due from subsidiaries            $     --                 $     --
           Due (to)/from IRS                  (5,025)                   2,158
                                              ------                   ------
                                            $ (5,025)                $  2,158
                                              ------                    -----

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(9) Federal Income Taxes, continued

    The actual federal income tax expense differs from "expected" tax expense computed by applying the statutory federal income tax rate of 35 percent to the earnings before federal income taxes and net realized capital gains (losses) for the following reasons (in thousands):

                                                          1998                      1997                      1996
                                                  Amount       Percent       Amount       Percent      Amount       Percent
    Computed "expected" tax expense               $5,460        35.0%      $  9,164        35.0%       $8,396        35.0%
    Nontaxable investment income                  (2,587)      (16.58)       (1,419)       (5.4)       (4,159)      (17.3)
    Mutual life insurance company
       differential earnings tax                   3,450        22.12         4,200        16.0         2,599        10.8
    Deferred acquisition costs                       681         4.37         1,465         5.6           614         2.6
    Book and tax reserve change                   (1,569)      (10.06)         (670)       (2.6)        1,400         5.8
    Prior year over/under accrual                    (72)       (0.46)         (200)        (.8)       (1,500)       (6.3)
    General & administrative expenses               (543)       (3.48)
    Other, net                                      (619)       (3.97)          857         3.3           363         1.6
    Accrued policyholder dividends                   235         1.51        (1,189)           (4.5)       --          --
                                                   -----         ----        ------        ----         -----        ----
      Total federal income tax expense            $4,436        28.45%      $12,208        46.6%       $7,713        32.2%
                                                   =====         ====        ======        ====         =====        ====

    The Company's consolidated federal income tax return has been examined by the IRS through the year ending December 31, 1994. The Company is currently under examination for the years ending December 31, 1995 and December 31, 1996. The Company does not expect the examination to result in a material adjustment.

    Income tax expense (benefit) on net realized capital gains (losses) amounted to $2,565,792, $3,056,961, and ($946,308) for 1998, 1997, and 1996,
    respectively. Of these amounts $1,727,293, $997,476, and $524,540, were transferred to the IMR in 1998, 1997, and 1996, respectively. Net income taxes paid were $11,000,000, $12,500,000, and $16,000,000 in 1998, 1997, and
    1996, respectively.

(10) Benefit Plans

    Defined Benefit Pension Plans

    The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. Until December 12, 1997, the pension plans were funded through a Deposit Administration contract issued by the Company. On December 12, 1997, the Company transferred the plan assets from the Deposit Administration contract to State Street Bank and Trust Company as trustee. The amount transferred was $43,871,243 for the defined benefit pension plans. Plan assets are now invested primarily in the Ultra Series Funds, a family of mutual funds, which serves as the investment vehicle for the Company's variable insurance, annuity and pension products. The total pension expense for 1998, 1997 and 1996 was $2,614,251, $2,673,924 and $673,542, respectively.

    The actuarial present value of accumulated plan benefits and plan net assets available for benefits for the Company's pension plans as of January 1, 1998 and 1997 are as follows (in thousands):

                                                               1998       1997
                                                               ----       ----
    Actuarial present value of accumulated plan benefits
       Vested                                                $35,556    $ 32,101
       Nonvested                                                 741       1,008
                                                              ------      ------
                                                             $36,297    $ 33,109
                                                              ======      ======
    Net assets available for benefits                        $54,074    $ 46,944
                                                              ======      ======

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(10) Defined Benefit Pension Plans, continued

    The discount rate used in determining the actuarial present value of accumulated plan benefits on the two plans was 7 percent for 1998 and 1997.

    Defined Contribution Pension Plans

    The Company has two defined contribution plans (401[k] and thrift) which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to 50 percent of the employees' contributions, up to a maximum of 3 percent of the employees' salaries. The Company contributions were approximately $1,212,000, $997,500 and $1,141,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

    Nonqualified Pension Plans

    In addition to the defined benefit pension plans mentioned above, the Company has also established three deferred compensation plans and two supplemental benefit plans. The deferred compensation plans are the CUNA Mutual Life Insurance Company Deferred Compensation Plan for Agents and Managers, which had a liability of $759,110 and $651,858 as of December 31, 1998 and 1997, respectively; the CUNA Mutual Life Insurance Company Deferred Compensation Plan for Home Office Employees, which had a liability of $328,758 and $347,617 as of December 31, 1998 and 1997, respectively; and the CUNA Mutual Life Insurance Company Special Deferred Compensation Plan for Managers, which had a liability of $510,264 and $449,457 as of December 31, 1998 and 1997, respectively.

    The supplemental retirement plans include the CUNA Mutual Life Insurance Company Supplemental Retirement Plan for Agents and Managers, which replaces the loss of benefits under the regular pension plan which occurs when deferred compensation is removed from an agent's or manager's earnings base in order to calculate pension benefits. The balance of the liability for this plan is $309,590 and $367,199 as of December 31, 1998 and 1997, respectively. The other plan is the CUNA Mutual Life Insurance Company Supplemental Retirement Plan for Home Office Employees, which replaces the loss of benefits under the regular pension plan which occurs when deferred compensation is removed from a home office employee's earnings base in order to calculate pension benefits. The balance of the liability for this plan is $21,662 and $45,052 as of December 31, 1998 and 1997, respectively.

    Post-retirement Benefit Plans

    The Company provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The Company's medical benefit plan provides subsidized coverage after retirement for eligible full-time employees and agents, their spouses, and dependents, up to age 65. Starting at age 65, retirees pay the full cost of their coverage. Additionally, the Company provides group term life insurance for its retirees, the face amount of which is based on the individual's salary at retirement. The cost of post-retirement benefits other than pensions is recognized by the Company during the employee's active working careers. The Company adopted this accounting policy as of January 1, 1992, and is amortizing the related initial impact over twenty years.

    The following information is presented on a combined plan basis and sets forth the accumulated post-retirement benefit obligation, the liability for such obligations included in the accompanying Company financial statements, and the post-retirement benefit expense at December 31, 1998 and 1997 (in thousands):

                                                             1998       1997
                                                             ----       ----
         Accumulated post-retirement benefit obligation:
             Active plan participants                      $ 2,746     $ 2,716
             Inactive plan participants                      5,870       5,224
                                                             -----       -----
                                                             8,616       7,940

         Transition obligation                              (1,599)     (1,731)
         Unrecognized loss                                  (1,704)     (2,061)
         Unrecognized prior service cost                       (32)        (44)
                                                             -----       -----
             Accrued post-retirement benefit cost          $ 5,281     $ 4,104
                                                             =====       =====

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                     Notes to Statutory Financial Statements

(9) Benefit Plans, continued

    Post-retirement Benefit Plans, continued

    Net periodic post-retirement benefit expense for 1998 and 1997, including the following components (in thousands):

                                                                1998        1997
                                                                ----        ----
     Service cost                                            $    563   $    889
     Interest cost on projected benefit obligation                617        489
     Amortization
         Prior service cost                                        12         12
         Transition obligation                                    133        133
         Unrecognized loss                                        252        553
                                                                -----      -----
            Net periodic post-retirement benefit expense      $ 1,577    $ 2,076
                                                                =====      =====

     The weighted average discount rate used in determining the post-retirement benefit obligation at December 31, 1998 and 1997, was 7.5 percent; the initial health care cost trend rate was 9.0 percent, trending down to an ultimate rate of 5.0 percent; and the weighted average rate of compensation increase was 5.0 percent. The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the post-retirement benefit obligation as of December 31, 1998, by $2,322,112 and the estimated eligibility cost and interest cost components of net periodic post-retirement benefit cost for 1998 by $373,296.

(11) Commitments and Contingencies

     The Company participates in a securities lending program. All securities loaned are fully collateralized with cash, U.S. government securities, or irrevocable bank letters of credit. At December 31, 1998, the par value of securities loaned by the Company totaled $9,935,000.

     The Company had no outstanding loan commitments at December 31, 1998.

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management and in-house legal counsel, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                      Schedule I - Summary of Investments -
                    Other than Investments in Related Parties
                                December 31, 1998

                                                                                                         Amount at which
                                                                                                          shown in the
                                                                                                       Statutory Statement
                                                                                                       of Admitted Assets,
                                                              Cost                    Value          Liabilities and Surplus
Fixed maturities:
   Bonds:
     United States government and government
       agencies and authorities                         $    53,036,590             58,575,230               56,036,590
     States, municipalities and political subdivisions           38,258                 38,000                   38,258
     Foreign governments                                     16,432,837             17,920,005               16,432,837
     Corporate securities                                   886,239,900            937,190,444              885,830,963
     Foreign corporate securities                            33,986,628             35,949,852               33,986,628
     Mortgage-backed securities                             524,821,267            230,912,759              524,821,267
                                                           ------------           ------------             ------------
       Total fixed maturities                             1,517,555,480          1,580,586,290            1,517,146,543
                                                           ============           ============             ============

Equity securities:
   Common stocks:
     Public utilities                                         2,066,808              2,001,150                2,001,150
     Banks, trust and insurance companies                     3,792,264              5,762,058                5,762,055
     Industrial, miscellaneous and all other                 49,691,636             65,995,304               65,995,304
   Non-redeemable preferred stocks                               71,222                 71,222                   71,222
                                                           ------------           ------------             ------------
       Total equity securities                               55,621,930             73,829,734               73,829,731
                                                           ------------           ============             ------------


Mortgage loans on real estate                               306,036,561                                     306,036,561
Investment real estate                                       14,195,998                                      14,195,998
Real estate acquired in satisfaction of debt                 48,149,533                                      48,149,533
Policy loans                                                101,568,838                                     101,568,838
Other long-term investments                                  16,799,356                                      16,799,356
Investment receivable                                        19,886,019                                      19,886,019
Short-term investments                                       74,481,372                                      74,481,372
                                                           ------------                                    ------------
       Total investments                                 $2,154,295,087                                   2,172,093,951
                                                           ============                                    ============

                       CUNA MUTUAL LIFE INSURANCE COMPANY
               Schedule III - Supplementary Insurance Information
                  Years Ended December 31, 1998, 1997 and 1996

                                                           Future
                                                           policy                              Other
                                                          benefits,                           policy
                                        Deferred           losses,                            claims
                                         policy            claims                               and
                                       acquisition        and loss          Unearned         benefits           Premium
Segment                                   costs           expenses          premiums          payable           revenue

Year ended December 31, 1998:
   Life insurance                      $   --            1,764,656,059         --             9,850,063       687,827,795
                                        =========         ============      ========          =========       ===========

Year ended December 31, 1997:
   Life insurance                      $   --            1,838,556,204         --             7,181,708       588,628,879
                                        =========         ============      ========          =========       ===========

Year ended December 31, 1996:
   Life insurance                      $   --            1,911,927,116         --             5,816,767       456,216,468
                                        =========         ============      ========          =========       ===========






                                                          Benefits        Amortization
                                                           claims          of deferred
                                           Net           losses and          policy            Other
                                       investment        settlement        acquisition       operating          Premium
                                         income           expenses            costs          expenses           written

Year ended December 31, 1998:
   Life insurance                      $148,998,386       307,608,912          --           110,315,105           --
                                        ===========       ===========       ========         ==========        ========

Year ended December 31, 1997:
   Life insurance                      $168,191,667       253,871,140          --           108,657,518           --
                                        ===========       ===========       ========         ==========        ========

Year ended December 31, 1996:
   Life insurance                      $174,573,265       268,333,774          --            61,758,217           --
                                        ===========       ===========       ========         ==========        ========


                       CUNA MUTUAL LIFE INSURANCE COMPANY
                            Schedule IV - Reinsurance
                  Years Ended December 31, 1998, 1997 and 1996

                                                                             Assumed                          Percentage
                                                       Ceded to other      from other                          of amount
                                      Gross amount        companies         companies       Net amount      assumed to net

Year ended December 31, 1998:
   Life insurance in force           $ 11,220,070,381     2,032,638,000    2,805,647,619    11,993,080,000       23.4%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                  $    456,220,390        21,482,248       31,465,273       466,203,415
     Accident and health insurance          2,187,481           785,275       16,889,420        18,291,626
                                       --------------      ------------     ------------     -------------

       Total premiums                $    458,407,871        22,267,523       48,354,693       484,495,041       10.0%
                                       ==============      ============     ============     =============      ======

Year ended December 31, 1997:
   Life insurance in force           $ 11,011,821,402     1,730,140,000    2,358,526,598    11,640,208,000       20.3%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                  $    421,255,332        32,540,795       26,009,624       414,724,161
     Accident and health insurance          1,891,033           639,302       13,633,904        14,885,635
                                       --------------      ------------     ------------     -------------

       Total premiums                $    423,146,365        33,180,097       39,643,528       429,609,796        9.2%
                                       ==============      ============     ============     =============      ======

Year ended December 31, 1996:
   Life insurance in force           $ 11,034,287,601     1,593,020,119    1,950,126,518    11,391,394,000       17.1%
                                       ==============      ============     ============     =============      ======

   Premiums
     Life insurance                  $    369,320,913        42,927,795       20,190,933       346,584,051
     Accident and health insurance          1,709,891           454,396       10,751,785        12,007,280
                                       --------------      ------------     ------------     -------------

       Total premiums                $    371,030,804        43,382,191       30,942,718       358,591,331        8.6%
                                       ==============      ============     ============     =============      ======

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of CUNA Mutual Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in unassigned surplus, and cash flows for each of the years in the three-year period ended December 31, 1998. In connection with our audits of the financial statements, we also have audited the financial statement schedules I, III, and
IV. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles. The effects of the variances between the statutory basis of accounting and generally accepted accounting principles on the 1997 and 1996 financial statements are also described in note 1. The effects of such variances on the 1998 financial statements, although not reasonably determinable as of this date, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the third paragraph of this report, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of CUNA Mutual Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 1998.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, on the basis of accounting described in note 1. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements, taken as a whole, present fairly, in all material respects, the information set forth therein.


                                                 KPMG PEAT MARWICK LLP
Des Moines, Iowa
March 19, 1999

                                   APPENDIX A

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy can change with investment performance. Separate tables based on unisex mortality rates are available from the address shown on the first page of this prospectus. At your request, the Company will provide an illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

1.  Age at issue - Some show Age 35. Others show Age 50.

2.  Planned annual premium - The premium illustrated is $1,200 or $2,500.

3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows the Company to charge).

4. Projected Dividends - Illustrations based on current mortality rates include projected dividends. Illustrations based on guaranteed mortality rates do not.

5.  Choice of death  benefit  option - Some show option 1 and others show option
    2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

o  The Insured is a non smoker.

o  The Specified Amount of coverage is $100,000.

o  Planned premiums are paid on the first day of the Policy year for 30 years.

o  No loans are taken.

o  No partial surrenders are made.

o All Net Premium is allocated to the Separate Account and invested equally in each Fund.

o  No changes are made to the Specified Amount.

o  No transfer fees are incurred.

o  The Policy has no riders.

o  The charge for state Premium Tax is 2%.

o  No federal income tax is paid.

Effect of Hypothetical Investment Returns

To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.64%, 4.36% and 10.36%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.

The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.

                                Mortality & Expense        Fund Fees*     Total
Capital Appreciation Stock               .90                  .81          1.71
Growth and Income Stock                  .90                  .61          1.51
Balanced                                 .90                  .71          1.61
Bond                                     .90                  .56          1.46
Money Market                             .90                  .46          1.36
Treasury 2000                            .90                  .45          1.35
International Stock                      .90                 1.05          1.95
MFS World Governments                    .90                 1.00          1.90
MFS Emerging Growth                      .90                 0.87          1.77

Average                                  .90                  .72          1.62

  * The illustrations on the following pages are computed using the average (1.62) total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses. Certain expenses of the MFS Global Governments Fund were reimbursed by the Fund's investment adviser during 1998. Pursuant to an agreement between the Fund and its investment adviser, the reimbursement will continue past the current fiscal year. Absent the expense reimbursement, the MFS Global Governments Fund expenses (Fund Fees) would have been 1.15%.

How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, a different risk classification, or if unisex mortality rates were used. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if the Company did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be $39 beginning in Policy year 11, plus .61% of average Accumulated Value during Policy years 11-20 and 1.01% beginning in Policy year 21.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

   Male Non Smoker                                                                                                Age at Issue: 35
   Specified Amount: $100,000                                                                               Annual Premium: $1,200
   Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
   Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
   Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

 ------- ------------- ---------------------------------- ----------------------------------- =====================================
           Premiums
 End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
 of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
 Year      Per Year
                       ---------------------------------- ----------------------------------- =====================================
                          Death      Accum        Net         Death      Accum        Net       Death       Accum Value     Net
                         Benefit     Value    Cash Value     Benefit     Value     Cash Value   Benefit                  Cash Value
 ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ----------- ------------ ============
   1        1,260          100,000       871         100      100,000       932          161     100,000          994          223
   2        2,583          100,000     1,721         988      100,000     1,898        1,166     100,000        2,083        1,351
   3        3,972          100,000     2,546       1,852      100,000     2,896        2,202     100,000        3,275        2,581
   4        5,431          100,000     3,347       2,692      100,000     3,926        3,271     100,000        4,580        3,925
   5        6,962          100,000     4,123       3,545      100,000     4,990        4,412     100,000        6,010        5,431
   6        8,570          100,000     4,873       4,372      100,000     6,086        5,585     100,000        7,574        7,073
   7        10,259         100,000     5,595       5,209      100,000     7,216        6,831     100,000        9,287        8,902
   8        12,032         100,000     6,289       6,019      100,000     8,380        8,111     100,000       11,165       10,895
   9        13,893         100,000     6,954       6,800      100,000     9,579        9,425     100,000       13,223       13,069
   10       15,848         100,000     7,590       7,590      100,000    10,813       10,813     100,000       15,481       15,481
   15       27,189         100,000    11,734      11,734      100,000    19,308       19,308     100,000       32,806       32,806
   20       41,663         100,000    15,234      15,234      100,000    29,777       29,777     100,000       61,902       61,902
   25       60,136         100,000    18,190      18,190      100,000    43,473       43,473     151,177      112,818      112,818
   30       83,713         100,000    19,803      19,803      100,000    60,847       60,847     242,899      199,098      199,098
 ======= ============= ============ ========= =========== ============ ========= ============ =========== ============ ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Non Smoker                                                                                                Age at Issue: 35
Specified Amount: $100,000                                                                               Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0, 6 and 12%                                                       Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
  End       Premiums
  of      Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  Year      Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
            Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death      Accum       Net          Death      Accum        Net         Death       Accum        Net
                          Benefit     Value    Cash Value     Benefit     Value     Cash Value     Benefit     Value     Cash Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        1,260          100,000       871         100      100,000       932          161      100,000        994           223
    2        2,583          100,000     1,721         988      100,000     1,898        1,166      100,000      2,083         1,351
    3        3,972          100,000     2,546       1,852      100,000     2,896        2,202      100,000      3,275         2,581
    4        5,431          100,000     3,347       2,692      100,000     3,926        3,271      100,000      4,580         3,925
    5        6,962          100,000     4,123       3,545      100,000     4,990        4,412      100,000      6,010         5,431
    6        8,570          100,000     4,873       4,372      100,000     6,086        5,585      100,000      7,574         7,073
    7        10,259         100,000     5,595       5,209      100,000     7,216        6,831      100,000      9,287         8,902
    8        12,032         100,000     6,289       6,019      100,000     8,380        8,111      100,000     11,165        10,895
    9        13,893         100,000     6,954       6,800      100,000     9,579        9,425      100,000     13,223        13,069
    10       15,848         100,000     7,590       7,590      100,000    10,813       10,813      100,000     15,481        15,481
    15       27,189         100,000    10,480      10,480      100,000    17,763       17,763      100,000     30,857        30,857
    20       41,663         100,000    12,274      12,274      100,000    25,607       25,607      100,000     55,757        55,757
    25       60,136         100,000    12,353      12,353      100,000    34,129       34,129      129,494     96,638        96,638
    30       83,713         100,000     9,637       9,637      100,000    43,010       43,010      198,019    162,311       162,311
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

 Male Non Smoker                                                                                                 Age at Issue: 35
 Specified Amount: $100,000                                                                                Annual Premium: $1,200
 Planned Premium Payable Annually for: 30 years                                               Based on: Current Mortality Charges
 Policy Loans and Withdrawals: None                                                                 Projected Dividends: Included
 Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                      Death Benefit: Option 2*

   ------- ------------- ---------------------------------- ----------------------------------- ====================================
             Premiums
   End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
   Year      Per Year
                         ---------------------------------- ----------------------------------- ====================================
                            Death     Accum        Net         Death      Accum        Net         Death       Accum         Net
                           Benefit     Value    Cash Value    Benefit     Value     Cash Value     Benefit      Value     Cash Value
   ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- ============
     1        1,260          100,869       869          98      100,930       930          159      100,992        992           221
     2        2,583          101,715     1,715         983      101,892     1,892        1,160      102,077      2,077         1,344
     3        3,972          102,536     2,536       1,842      102,884     2,884        2,190      103,262      3,262         2,568
     4        5,431          103,330     3,330       2,674      103,905     3,905        3,250      104,556      4,556         3,900
     5        6,962          104,097     4,097       3,519      104,957     4,957        4,379      105,969      5,969         5,390
     6        8,570          104,835     4,835       4,333      106,037     6,037        5,536      107,510      7,510         7,009
     7        10,259         105,542     5,542       5,157      107,146     7,146        6,760      109,192      9,192         8,807
     8        12,032         106,220     6,220       5,950      108,283     8,283        8,013      111,029     11,029        10,759
     9        13,893         106,865     6,865       6,711      109,449     9,449        9,295      113,034     13,034        12,879
     10       15,848         107,477     7,477       7,477      110,642    10,642       10,642      115,222     15,222        15,222
     15       27,189         111,508    11,508      11,508      118,886    18,886       18,886      132,013     32,013        32,013
     20       41,663         114,779    14,779      14,779      128,752    28,752       28,752      159,533     59,533        59,533
     25       60,136         117,287    17,287      17,287      141,014    41,014       41,014      206,497    106,497       106,497
     30       83,713         118,080    18,080      18,080      155,065    55,065       55,065      284,813    184,813       184,813
   ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

 Male Non Smoker                                                                                                Age at Issue: 35
 Specified Amount: $100,000                                                                               Annual Premium: $1,200
 Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
 Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
 Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

   ------- ------------- ---------------------------------- ----------------------------------- ====================================
             Premiums
   End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
   of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36 NET)
   Year      Per Year
                         ---------------------------------- ----------------------------------- ====================================
                            Death     Accum       Net          Death       Accum        Net         Death     Accum          Net
                           Benefit     Value    Cash Value     Benefit     Value     Cash Value     Benefit    Value     Cash Value
   ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- ============
     1        1,260          100,869       869          98      100,930       930          159      100,992        992           221
     2        2,583          101,715     1,715         983      101,892     1,892        1,160      102,077      2,077         1,344
     3        3,972          102,536     2,536       1,842      102,884     2,884        2,190      103,262      3,262         2,568
     4        5,431          103,330     3,330       2,674      103,905     3,905        3,250      104,556      4,556         3,900
     5        6,962          104,097     4,097       3,519      104,957     4,957        4,379      105,969      5,969         5,390
     6        8,570          104,835     4,835       4,333      106,037     6,037        5,536      107,510      7,510         7,009
     7        10,259         105,542     5,542       5,157      107,146     7,146        6,760      109,192      9,192         8,807
     8        12,032         106,220     6,220       5,950      108,283     8,283        8,013      111,029     11,029        10,759
     9        13,893         106,865     6,865       6,711      109,449     9,449        9,295      113,034     13,034        12,879
     10       15,848         107,477     7,477       7,477      110,642    10,642       10,642      115,222     15,222        15,222
     15       27,189         110,184    10,184      10,184      117,216    17,216       17,216      129,839     29,839        29,839
     20       41,663         111,638    11,638      11,638      124,161    24,161       24,161      152,400     52,400        52,400
     25       60,136         111,134    11,134      11,134      130,638    30,638       30,638      186,898     86,898        86,898
     30       83,713         107,578     7,578       7,578      135,105    35,105       35,105      239,297    139,297       139,297
   ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ------------------------------------ ====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                         6.00% GROSS                         12.00% GROSS
  of        Interest              (-1.64% NET)                         (4.36% NET)                         (10.36% NET)
  Year      Per Year
                                                           ------------------------------------ ====================================
                        ------------ --------- -----------
                           Death      Accum       Net          Death       Accum        Net        Death       Accum          Net
                          Benefit     Value    Cash Value     Benefit      Value     Cash Value    Benefit      Value     Cash Value
  ------- ------------- ------------ --------- ----------- ------------ ----------- ----------- ----------- ---------- =============
    1        2,625          100,000     1,796         205      100,000       1,924         333     100,000      2,051           460
    2        5,381          100,000     3,538       2,026      100,000       3,906       2,395     100,000      4,290         2,779
    3        8,275          100,000     5,223       3,791      100,000       5,948       4,516     100,000      6,735         5,303
    4        11,314         100,000     6,851       5,499      100,000       8,051       6,699     100,000      9,409         8,057
    5        14,505         100,000     8,426       7,233      100,000      10,223       9,030     100,000     12,341        11,148
    6        17,855         100,000     9,949       8,915      100,000      12,468      11,434     100,000     15,561        14,527
    7        21,373         100,000    11,399      10,604      100,000      14,770      13,974     100,000     19,083        18,288
    8        25,066         100,000    12,780      12,223      100,000      17,133      16,577     100,000     22,946        22,389
    9        28,945         100,000    14,085      13,767      100,000      19,559      19,241     100,000     27,186        26,868
    10       33,017         100,000    15,315      15,315      100,000      22,051      22,051     100,000     31,850        31,850
    15       56,644         100,000    22,906      22,906      100,000      38,790      38,790     100,000     67,450        67,450
    20       86,798         100,000    28,359      28,359      100,000      59,427      59,427     148,897    128,360       128,360
    25      125,284         100,000    31,201      31,201      100,000      87,916      87,916     250,281    233,908       233,908
    30      174,402         100,000    28,707      28,707      133,383     127,031     127,031     434,258    413,579       413,579
  ======= ============= ============ ========= =========== ============ =========== =========== =========== ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 1*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
  Year      Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death      Accum       Net          Death      Accum        Net         Death      Accum        Net
                          Benefit     Value    Cash Value     Benefit     Value     Cash Value     Benefit    Value     Surrender
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        2,625          100,000     1,796         205      100,000     1,924          333      100,000      2,051           460
    2        5,381          100,000     3,527       2,016      100,000     3,895        2,384      100,000      4,279         2,768
    3        8,275          100,000     5,189       3,757      100,000     5,912        4,480      100,000      6,698         5,266
    4        11,314         100,000     6,776       5,424      100,000     7,972        6,619      100,000      9,325         7,973
    5        14,505         100,000     8,285       7,092      100,000    10,072        8,879      100,000     12,179        10,986
    6        17,855         100,000     9,712       8,678      100,000    12,211       11,177      100,000     15,283        14,249
    7        21,373         100,000    11,053      10,258      100,000    14,388       13,593      100,000     18,664        17,869
    8        25,066         100,000    12,308      11,751      100,000    16,605       16,048      100,000     22,355        21,799
    9        28,945         100,000    13,469      13,151      100,000    18,858       18,540      100,000     26,392        26,073
    10       33,017         100,000    14,530      14,530      100,000    21,146       21,146      100,000     30,812        30,812
    15       56,644         100,000    18,203      18,203      100,000    33,219       33,219      100,000     60,917        60,917
    20       86,798         100,000    17,476      17,476      100,000    45,709       45,709      129,991    112,062       112,062
    25      125,284         100,000     8,784       8,784      100,000    58,443       58,443      208,657    195,007       195,007
    30      174,402         **          **         **          100,000    71,907       71,907      345,695    329,233       329,233
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified  Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                              Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
  Year     Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death      Accum       Net         Death      Accum        Net         Death       Accum         Net
                          Benefit     Value    Cash Value    Benefit     Value     Cash Value     Benefit     Value     Cash Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------ ---------- =============
    1        2,625          101,785     1,785         194      101,912     1,912          321      102,039      2,039           448
    2        5,381          103,506     3,506       1,994      103,871     3,871        2,359      104,251      4,251         2,740
    3        8,275          105,159     5,159       3,727      105,874     5,874        4,442      106,650      6,650         5,219
    4        11,314         106,742     6,742       5,390      107,921     7,921        6,569      109,254      9,254         7,902
    5        14,505         108,260     8,260       7,066      110,016    10,016        8,822      112,084     12,084        10,891
    6        17,855         109,711     9,711       8,677      112,160    12,160       11,126      115,164     15,164        14,130
    7        21,373         111,074    11,074      10,278      114,330    14,330       13,534      118,493     18,493        17,697
    8        25,066         112,348    12,348      11,791      116,526    16,526       15,969      122,096     22,096        21,540
    9        28,945         113,526    13,526      13,208      118,741    18,741       18,422      125,994     25,994        25,676
    10       33,017         114,607    14,607      14,607      120,971    20,971       20,971      130,212     30,212        30,212
    15       56,644         121,350    21,350      21,350      135,869    35,869       35,869      161,947     61,947        61,947
    20       86,798         124,961    24,961      24,961      151,639    51,639       51,639      211,646    111,646       111,646
    25      125,284         124,155    24,155      24,155      167,603    67,603       67,603      292,520    192,520       192,520
    30      174,402         115,670    15,670      15,670      179,408    79,408       79,408      420,749    320,749       320,749
  ======= ============= ============ ========= =========== ============ ========= ============ ============ ========== =============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

                          ILLUSTRATION OF POLICY VALUES
                        MEMBERSAE Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Non Smoker                                                                                                Age at Issue: 50
Specified Amount: $100,000                                                                               Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                           Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                            Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                     Death Benefit: Option 2*

  ------- ------------- ---------------------------------- ----------------------------------- =====================================
            Premiums
  End     Accum at 5%              0.00% GROSS                        6.00% GROSS                          12.00% GROSS
  of        Interest              (-1.64% NET)                        (4.36% NET)                          (10.36% NET)
  Year      Per Year
                        ---------------------------------- ----------------------------------- =====================================
                           Death      Accum       Net         Death      Accum        Net         Death        Accum         Net
                          Benefit     Value    Cash Value    Benefit     Value     Cash Value     Benefit      Value     Cash Value
  ------- ------------- ------------ --------- ----------- ------------ --------- ------------ ------------- ---------- ============
    1        2,625          101,785     1,785         194      101,912     1,912          321       102,039      2,039          448
    2        5,381          103,495     3,495       1,984      103,859     3,859        2,348       104,240      4,240        2,728
    3        8,275          105,123     5,123       3,691      105,836     5,836        4,404       106,611      6,611        5,179
    4        11,314         106,663     6,663       5,311      107,836     7,836        6,484       109,163      9,163        7,811
    5        14,505         108,109     8,109       6,916      109,852     9,852        8,659       111,907     11,907       10,713
    6        17,855         109,455     9,455       8,421      111,878    11,878       10,843       114,853     14,853       13,819
    7        21,373         110,696    10,696       9,901      113,905    13,905       13,110       118,016     18,016       17,221
    8        25,066         111,828    11,828      11,272      115,930    15,930       15,373       121,413     21,413       20,856
    9        28,945         112,844    12,844      12,526      117,942    17,942       17,624       125,057     25,057       24,739
    10       33,017         113,733    13,733      13,733      119,928    19,928       19,928       128,962     28,962       28,962
    15       56,644         116,034    16,034      16,034      129,101    29,101       29,101       153,099     53,099       53,099
    20       86,798         112,901    12,901      12,901      134,405    34,405       34,405       185,654     85,654       85,654
    25      125,284         101,279     1,279       1,279      130,942    30,942       30,942       227,445    127,445      127,445
    30      174,402         **          **         **          110,136    10,136       10,136       276,810    176,810      176,810
  ======= ============= ============ ========= =========== ============ ========= ============ ============= ========== ============


IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

 Issue                          MALE                                             FEMALE

  Age                 COMPOSITE DAC + DSC = TDC                        COMPOSITE DAC + DSC = TDC
--------- -------------------------------------------------- -----------------------------------------------
   0            .75             .20              .95               .75             .12             .87
   1            .80             .27              1.07              .80             .19             .99
   2            .85             .34              1.19              .85             .26            1.11
   3            .90             .40              1.30              .90             .32            1.22
   4            .95             .47              1.42              .95             .39            1.34
   5           1.00             .54              1.54             1.00             .46            1.46
   6           1.06             .64              1.70             1.06             .53            1.59
   7           1.12             .76              1.88             1.12             .60            1.72
   8           1.18             .88              2.06             1.18             .67            1.85
   9           1.25             .99              2.24             1.25             .73            1.98
   10          1.31             1.08             2.39             1.31             .80            2.11
   11          1.37             1.14             2.51             1.37             .86            2.23
   12          1.43             1.19             2.62             1.43             .92            2.35
   13          1.49             1.22             2.71             1.49             .97            2.46
   14          1.55             1.25             2.80             1.55             1.02           2.57
   15          1.60             1.28             2.88             1.60             1.07           2.67
   16          1.64             1.30             2.94             1.64             1.10           2.74
   17          1.67             1.32             2.99             1.67             1.13           2.80
   18          1.69             1.34             3.03             1.69             1.16           2.85
   19          1.73             1.37             3.10             1.73             1.19           2.92


 Issue                          MALE                                             FEMALE

  Age             STANDARD                 NONSMOKER                STANDARD               NONSMOKER
               DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC

   20        1.80     1.44    3.24      1.80    1.41    3.21    1.80   1.25     3.05    1.80    1.23    3.03
   21        1.89     1.60    3.49      1.89    1.48    3.37    1.89   1.39     3.28    1.89    1.29    3.18
   22        1.99     1.75    3.74      1.99    1.57    3.56    1.99   1.52     3.51    1.99    1.38    3.37
   23        2.12     1.88    4.00      2.12    1.66    3.78    2.12   1.63     3.75    2.12    1.45    3.57
   24        2.26     1.99    4.25      2.26    1.77    4.03    2.26   1.72     3.98    2.26    1.53    3.79
   25        2.42     2.08    4.50      2.42    1.87    4.29    2.42   1.79     4.21    2.42    1.60    4.02
   26        2.61     2.18    4.79      2.61    1.96    4.57    2.61   1.90     4.51    2.61    1.65    4.26
   27        2.83     2.28    5.11      2.83    2.05    4.88    2.83   2.02     4.85    2.83    1.68    4.51
   28        3.07     2.38    5.45      3.07    2.14    5.21    3.07   2.15     5.22    3.07    1.70    4.77
   29        3.31     2.51    5.82      3.31    2.24    5.55    3.31   2.28     5.59    3.31    1.74    5.05
   30        3.55     2.63    6.18      3.55    2.34    5.89    3.55   2.40     5.95    3.55    1.78    5.33
   31        3.78     2.76    6.54      3.78    2.45    6.23    3.78   2.53     6.31    3.78    1.85    5.63
   32        4.02     2.89    6.91      4.02    2.57    6.59    4.02   2.66     6.68    4.02    1.91    5.93
   33        4.25     3.05    7.30      4.25    2.70    6.95    4.25   2.79     7.04    4.25    2.00    6.25
   34        4.49     3.21    7.70      4.49    2.83    7.32    4.49   2.93     7.42    4.49    2.08    6.57
   35        4.74     3.39    8.13      4.74    2.97    7.71    4.74   3.05     7.79    4.74    2.16    6.90
   36        4.99     3.59    8.58      4.99    3.12    8.11    4.99   3.18     8.17    4.99    2.23    7.22
   37        5.25     3.80    9.05      5.25    3.28    8.53    5.25   3.30     8.55    5.25    2.30    7.55
   38        5.51     4.03    9.54      5.51    3.44    8.95    5.51   3.43     8.94    5.51    2.37    7.88
   39        5.78     4.29   10.07      5.78    3.62    9.40    5.78   3.54     9.32    5.78    2.44    8.22
--------- -------- ------- --------- ------- ------- ------- ------ -------- ------- ------- ------- -------

                                   APPENDIX B
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

  ISSUE                         MALE                                            FEMALE

   AGE            STANDARD                NONSMOKER                STANDARD                NONSMOKER
               DAC + DSC = TDC         DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC
---------- ------------------------ ----------------------- ------------------------ -----------------------
   40       6.06    4.56    10.62    6.06    3.81    9.87    6.06    3.64     9.70    6.06    2.52    8.58
   41       6.35    4.86    11.21    6.35    4.01   10.36    6.35    3.71    10.06    6.35    2.61    8.96
   42       6.64    5.18    11.82    6.64    4.22   10.86    6.64    3.77    10.41    6.64    2.71    9.35
   43       6.95    5.51    12.46    6.95    4.44   11.39    6.95    3.81    10.76    6.95    2.81    9.76
   44       7.27    5.87    13.14    7.27    4.67   11.94    7.27    3.85    11.12    7.27    2.91   10.18
   45       7.60    6.26    13.86    7.60    4.93   12.53    7.60    3.92    11.52    7.60    3.04   10.64
   46       7.94    6.67    14.61    7.94    5.20   13.14    7.94    3.98    11.92    7.94    3.16   11.10
   47       8.27    7.12    15.39    8.27    5.49   13.76    8.27    4.03    12.30    8.27    3.29   11.56
   48       8.63    7.58    16.21    8.63    5.78   14.41    8.63    4.10    12.73    8.63    3.43   12.06
   49       9.02    8.06    17.08    9.02    6.10   15.12    9.02    4.23    13.25    9.02    3.60   12.62
   50       9.46    8.54    18.00    9.46    6.45   15.91    9.46    4.45    13.91    9.46    3.82   13.28
   51       9.97    9.03    19.00    9.97    6.82   16.79    9.97    4.80    14.77    9.97    4.10   14.07
   52      10.54    9.53    20.07   10.54    7.20   17.74   10.54    5.25    15.79   10.54    4.44   14.98
   53      11.13    10.05   21.18   11.13    7.61   18.74   11.13    5.76    16.89   11.13    4.81   15.94
   54      11.73    10.58   22.31   11.73    8.05   19.78   11.73    6.27    18.00   11.73    5.19   16.92
   55      12.31    11.12   23.43   12.31    8.52   20.83   12.31    6.73    19.04   12.31    5.55   17.86
   56      12.85    11.63   24.48   12.85    9.00   21.85   12.85    7.11    19.96   12.85    5.85   18.70
   57      13.39    12.08   25.47   13.39    9.45   22.84   13.39    7.41    20.80   13.39    6.10   19.49
   58      13.92    12.58   26.50   13.92    9.96   23.88   13.92    7.73    21.65   13.92    6.38   20.30
   59      14.46    13.22   27.68   14.46   10.58   25.04   14.46    8.13    22.59   14.46    6.74   21.20
   60      15.00    14.11   29.11   15.00   11.39   26.39   15.00    8.71    23.71   15.00    7.30   22.30
   61      15.00    14.87   29.87   15.00   12.01   27.01   15.00    9.53    24.53   15.00    8.08   23.08
   62      15.00    15.48   30.48   15.00   12.42   27.42   15.00    10.32   25.32   15.00    8.84   23.84
   63      15.00    16.00   31.00   15.00   12.73   27.73   15.00    11.06   26.06   15.00    9.55   24.55
   64      15.00    16.50   31.50   15.00   13.04   28.04   15.00    11.71   26.71   15.00   10.20   25.20
   65      15.00    17.05   32.05   15.00   13.45   28.45   15.00    12.25   27.25   15.00   10.75   25.75
   66      15.00    17.58   32.58   15.00   13.96   28.96   15.00    12.60   27.60   15.00   11.18   26.18
   67      15.00    18.05   33.05   15.00   14.50   29.50   15.00    12.78   27.78   15.00   11.49   26.49
   68      15.00    18.55   33.55   15.00   15.07   30.07   15.00    12.91   27.91   15.00   11.74   26.74
   69      15.00    19.19   34.19   15.00   15.70   30.70   15.00    13.07   28.07   15.00   12.00   27.00
   70      15.00    20.07   35.07   15.00   16.39   31.39   15.00    13.39   28.39   15.00   12.31   27.31
   71      15.00    21.52   36.52   15.00   17.25   32.25   15.00    14.01   29.01   15.00   12.72   27.72
   72      15.00    22.97   37.97   15.00   18.12   33.12   15.00    14.64   29.64   15.00   13.12   28.12
   73      15.00    24.41   39.41   15.00   18.98   33.98   15.00    15.26   30.26   15.00   13.53   28.53
   74      15.00    25.86   40.86   15.00   19.85   34.85   15.00    15.89   30.89   15.00   13.93   28.93
   75      15.00    27.31   42.31   15.00   20.71   35.71   15.00    16.51   31.51   15.00   14.34   29.34
---------- ------- -------- ------- ------- ------- ------- ------- -------- ------- ------- ------- -------

COLUMN HEADINGS:    DAC = First Year Contingent Deferred Administrative Charge
                    DSC = First Year Contingent Deferred Sales Charge
                    TDC = Total First Year Deferred Charge

                                   APPENDIX C
                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                                     UNISEX

 Issue                       COMPOSITE                      Issue           SMOKER                  NONSMOKER
  Age                     DAC + DSC = TDC                    Age        DAC + DSC = TDC          DAC + DSC = TDC

   0           .75              .18              .93          40     6.06    4.38    10.44    6.06    3.55     9.61
   1           .80              .25             1.05          41     6.35    4.63    10.98    6.35    3.73    10.08
   2           .85              .32             1.17          42     6.64    4.90    11.54    6.64    3.92    10.56
   3           .90              .38             1.28          43     6.95    5.17    12.12    6.95    4.11    11.06
   4           .95              .45             1.40          44     7.27    5.47    12.74    7.27    4.32    11.59
   5           1.00             .52             1.52          45     7.60    5.79    13.39    7.60    4.55    12.15
   6           1.06             .62             1.68          46     7.94    6.13    14.07    7.94    4.79    12.73
   7           1.12             .73             1.85          47     8.27    6.50    14.77    8.27    5.05    13.32
   8           1.18             .84             2.02          48     8.63    6.88    15.51    8.63    5.31    13.94
   9           1.25             .94             2.19          49     9.02    7.29    16.31    9.02    5.60    14.62
   10          1.31            1.02             2.33          50     9.46    7.72    17.18    9.46    5.92    15.38
   11          1.37            1.08             2.45          51     9.97    8.18    18.15    9.97    6.28    16.25
   12          1.43            1.14             2.57          52    10.54    8.67    19.21   10.54    6.65    17.19
   13          1.49            1.17             2.66          53    11.13    9.19    20.32   11.13    7.05    18.18
   14          1.55            1.20             2.75          54    11.73    9.72    21.45   11.73    7.48    19.21
   15          1.60            1.24             2.84          55    12.31    10.24   22.55   12.31    7.93    20.24
   16          1.64            1.26             2.90          56    12.85    10.73   23.58   12.85    8.37    21.22
   17          1.67            1.28             2.95          57    13.39    11.15   24.54   13.39    8.78    22.17
   18          1.69            1.30             2.99          58    13.92    11.61   25.53   13.92    9.24    23.16
   19          1.73            1.33             3.06          59    14.46    12.20   26.66   14.46    9.81    24.27


 Issue            SMOKER                  NONSMOKER           60    15.00   13.03    28.03   15.00   10.57    25.57
  Age         DAC + DSC = TDC          DAC + DSC = TDC        61    15.00   13.80    28.80   15.00   11.22    26.22

   20      1.80    1.40    3.20     1.80    1.37    3.17      62    15.00   14.45    29.45   15.00   11.70    26.70
   21      1.89    1.56    3.45     1.89    1.44    3.33      63    15.00   15.01    30.01   15.00   12.09    27.09
   22      1.99    1.70    3.96     1.99    1.53    3.52      64    15.00   15.54    30.54   15.00   12.47    27.47
   23      2.12    1.83    3.95     2.12    1.62    3.74      65    15.00   16.09    31.09   15.00   12.91    27.91
   24      2.26    1.94    4.20     2.26    1.72    3.98      66    15.00   16.58    31.58   15.00   13.40    28.40
   25      2.42    2.02    4.44     2.42    1.82    4.24      67    15.00   17.00    32.00   15.00   13.90    28.90
   26      2.61    2.12    4.73     2.61    1.90    4.51      68    15.00   17.42    32.42   15.00   14.40    29.40
   27      2.83    2.23    5.06     2.83    1.98    4.81      69    15.00   17.97    32.97   15.00   14.96    29.96
   28      3.07    2.33    5.40     3.07    2.05    5.12      70    15.00   18.73    33.73   15.00   15.57    30.57
   29      3.31    2.46    5.77     3.31    2.14    5.45      71    15.00   20.02    35.02   15.00   16.34    31.34
   30      3.55    2.58    6.13     3.55    2.23    5.78      72    15.00   21.30    36.30   15.00   17.12    32.12
   31      3.78    2.71    6.49     3.78    2.33    6.11      73    15.00   22.58    37.58   15.00   17.89    32.89
   32      4.02    2.84    6.86     4.02    2.44    6.46      74    15.00   23.87    38.87   15.00   18.67    33.67
   33      4.25    3.00    7.25     4.25    2.56    6.81      75    15.00   25.15    40.15   15.00   19.44    34.44
   34      4.49    3.15    7.64     4.49    2.68    7.17
   35      4.74    3.32    8.06     4.74    2.81    7.55
   36      4.99    3.51    8.50     4.99    2.94    7.93
   37      5.25    3.70    8.95     5.25    3.08    8.33
   38      5.51    3.91    9.42     5.51    3.23    8.74
   39      5.78    4.14    9.92     5.78    3.38    9.16


COLUMN HEADINGS:     DAC = First Year Contingent Deferred Administrative Charge
                     DSC = First Year Contingent Deferred Sales Charge
                     TDC = Total First Year Deferred Charge

                                   APPENDIX D
                               DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.


                                 Attained Age |    Death Benefit Ratio
                                 -------------------------------------
                                 0-40         |            2.50
                                 41           |            2.43
                                 42           |            2.36
                                 43           |            2.29
                                 44           |            2.22
                                 45           |            2.15
                                 ------------------------------
                                 46           |            2.09
                                 47           |            2.03
                                 48           |            1.97
                                 49           |            1.91
                                 50           |            1.85
                                 ------------------------------
                                 51           |            1.78
                                 52           |            1.71
                                 53           |            1.64
                                 54           |            1.57
                                 55           |            1.50
                                 ------------------------------
                                 56           |            1.46
                                 57           |            1.42
                                 58           |            1.38
                                 59           |            1.34
                                 60           |            1.30
                                 ------------------------------
                                 61           |            1.28
                                 62           |            1.26
                                 63           |            1.24
                                 64           |            1.22
                                 65           |            1.20
                                 ------------------------------
                                 66           |            1.19
                                 67           |            1.18
                                 68           |            1.17
                                 69           |            1.16
                                 70           |            1.15
                                 ------------------------------
                                 71           |            1.13
                                 72           |            1.11
                                 73           |            1.09
                                 74           |            1.07
                                 75-90        |            1.05
                                 ------------------------------
                                 91           |            1.04
                                 92           |            1.03
                                 93           |            1.02
                                 94           |            1.01
                                 95           |            1.00
                                 ------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.

2. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


                                 REPRESENTATIONS


CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

           The facing sheet.

           The Prospectus consisting of 36 pages.

           Undertakings.

           Representations.

           The signatures.

           Written consent or opinion of the following persons:

                     KPMG Peat Marwick LLP
                     Scott Allen - Associate Actuary

           The following exhibits:

1. Exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2:

           1. Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

           2.        Not Applicable

           3. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA
                     Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

           4.        a.        Termination  Agreement dated December 31, 1993
                               concerning Agreement Governing Contribution dated
                               September  30,  1983.   Incorporated   herein  by
                               reference to post-effective amendment number 14 to this Form S-6 registration statement (File No.
                               33-19718) filed with the Commission on April 18, 1996.

                               Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                     b. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated May 31, 1988. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

           5. a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               i.         Accelerated       Benefit       Option
                                          Endorsement,  Form 1668.  Incorporated
                                          herein by reference to  post-effective
                                          amendment  number  14 to this Form S-6
                                          registration   statement   (File   No.
                                          33-19718) filed with the Commission on
                                          April 18, 1996.

                               ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               v.         Other   Insured   Rider,   Form  3956.
                                          Incorporated  herein by  reference  to
                                          post-effective  amendment number 14 to
                                          this Form S-6  registration  statement
                                          (File  No.  33-19718)  filed  with the
                                          Commission on April 18, 1996.

                               vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6
                                          registration   statement   (File   No.
                                          33-19718) filed with the Commission on
                                          April 18, 1996.

                               xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6
                                          registration   statement   (File   No.
                                          33-19718) filed with the Commission on
                                          February 24, 1999.

                     b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                               i.         Level Term Rider (Unisex),  Form 6018.
                                          Incorporated  herein by  reference  to
                                          post-effective  amendment number 14 to
                                          this Form S-6  registration  statement
                                          (File  No.  33-19718)  filed  with the
                                          Commission on April 18, 1996.

                               ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

                               c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

           6.        a.        Articles  of  Incorporation  of the  Company.
                               Incorporated     herein    by     reference    to
                               post-effective  amendment  number 15 to this Form
                               S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

                     b. Bylaws. Incorporated herein by reference to post effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

           7.        Not Applicable

           8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

           9.        a.        Participation Agreement between T. Rowe Price
                               International Series, Inc. and the Company dated
                               April 22, 1994. Amendment to Participation
                               Agreement dated November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement
                               (File No. 33-19718) filed with the Commission on April 18, 1996.

                     b. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.


           10. Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2. Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

3.         Not applicable

4.         Not applicable

5.         Financial Data Schedule

6.         Not applicable

Power of Attorney. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the day of April, 1999.


                 CUNA Mutual Life Variable Account (Registrant)



                                      By:  /S/ Michael B. Kitchen
                                            Michael B. Kitchen
                                            President


Pursuant to the requirements of the Securities Act of 1933, the depositor, CUNA Mutual Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the day of April, 1999.


                 CUNA Mutual Life Insurance Company (Depositor)



                                      By:  /s/ Michael B. Kitchen
                                            Michael B. Kitchen
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE                       DATE                                SIGNATURES AND TITLE                      DATE

James C. Barbre                             *                                  Omer K. Reed                                *
James C. Barbre, Director                                                      Omer K. Reed, Director


Robert W. Bream                             *                                  Richard C. Robertson                        *
Robert W. Bream, Director                                                      Richard C. Robertson, Director


Wilfred F. Broxterman                       *                                  Rosemarie M. Shultz                         *
Wilfred F. Broxterman, Director                                                Rosemarie M. Shultz, Director


James L. Bryan                              *                                  Neil A. Springer                            *
James L. Bryan, Director                                                       Neil A. Springer, Director


Loretta M. Burd                             *                                  Farouk D. G. Wang                           *
Loretta M. Burd, Director                                                      Farouk D. G. Wang, Director


Ralph B. Canterbury                         *                                  Larry T. Wilson                             *
Ralph B. Canterbury, Director                                                  Larry T. Wilson, Director


Joseph N. Cugini                            *                                  /s/ Kevin S. Thompson                    04/19/99
Joseph N. Cugini, Director                                                     Kevin S. Thompsn, Attorney-In-Fact


Rudolf J. Hanley                            *
Rudolf J. Hanley, Director


Jerald R. Hinrichs                          *
Jerald R. Hinrichs, Director


/s/ Michael B. Kitchen                  04/19/99
Michael B. Kitchen, Director


Robert T. Lynch                             *
Robert T. Lynch, Director


Brian L. McDonnell                          *
Brian L. McDonnell, Director


C. Alan Peppers                             *
C. Alan Peppers, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.



SIGNATURE AND TITLE                                         DATE



/s/ Michael G. Joneson                                      04/19/99
Michael G. Joneson
Vice President - Accounting & Financial Systems



/s/ Richard J. Keintz                                       04/19/99
Richard J. Keintz
Chief Officer - Finance & Information Services



/s/ Michael B. Kitchen                                      04/19/99
Michael B. Kitchen
President and Chief Executive Officer

KPMG Peat Marwick LLP
2500 Ruan Center
P.O. Box 772
Des Moines, IA  50303


The Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account:

We consent to the use of our reports included herein and to the reference to our Firm under the heading "Independent Auditors" in the Prospectus of the CUNA Mutual Life Variable Account.

Our report dated March 19, 1999, contains an explanatory paragraph that states that the Company prepared the financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from generally accepted accounting principles.


                                           KPMG Peat Marwick LLP


Des Moines, Iowa
April 19, 1999

April 15, 1999


CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA  50677

Ladies and Gentlemen:

As Associate Actuary for CUNA Mutual Life Insurance Company, I have reviewed the illustrations for a MEMBERS(R) Variable Universal Life Insurance Policy described in Post-Effective Amendment No. 19 on Form S-6 to Registration Statement No. 33-19718.

In my opinion, the illustrations of cash values and death benefits included in Appendix A of the prospectus, based on the assumption stated in the illustrations, are consistent with the provisions of the form of the policy. Further, the rate structure of the policy has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear more favorable to a prospective purchaser of a policy at ages 35 or 50 than to prospective purchasers of the policy at other ages.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Sincerely,

/s/ Scott Allen

Scott Allen, F.S.A., M.A.A.A.
Variable Products Leader -
Associate Actuary
CUNA Mutual Life Insurance Company

                                  EXHIBIT INDEX


Financial Data Schedule